        As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                        Registration No. 2-68061

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6

                          REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933    [_]
                       POST-EFFECTIVE AMENDMENT NO. 30 [X]

                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

         /__/ immediately upon filing pursuant to paragraph (b) of Rule 485

         /X/  on May 1, 2002 pursuant to paragraph (b) of Rule 485

         /__/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         /__/ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         /__/ this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

         John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

         Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus containing 141 pages.

         The undertaking to file reports.

         The representation of reasonableness.

         The undertaking regarding indemnification.

         The signatures.

         The following exhibits:

         I.A.(1) JHVLICO Board Resolution establishing the separate account included in Post- Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996, is incorporated by reference.

         (2)      Not Applicble

         (3)(a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

            (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

            (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

         (4)      Not Applicable

         (5)(a) Form of annual premium policy, incorporated by reference from Post-Effective Amendment No. 15 to this File, File No. 2-68061, filed in October, 1988.

            (b) Form of single premium policy, incorporated by reference from Post-Effective Amendment No 6 to this File, File No. 2-68061, filed in October, 1984.

            (c) Forms of edorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File, File No. 2-68061, filed in June, 1980.

            (d) Forms of endorsement for single premium policies to reflect separate account restrubcturing included in Poste-Effective Amendment No. 8 to this File, File No. 2-68061, filed in June, 1980.

         (6)(a) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

            (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

         (7)      Not applicable.

         (8)      Not applicable.

         (9)      Not Applicable.

         (10) Forms of application for Policies incorporated by reference to Post-Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061.

         (11) Not Applicable. The Registrant invests only in shares of open-end Funds.

     2.   Included as Exhibit 1.A(5) above.

     3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Post-Effective Amendment No. 14 to this File No. 2-68061, filed in June, 1998.

     4.   Not Applicable

     5.   Not Applicable

     6.   Opinion and consent of actuary, filed herewith.

     7.   Consent of independent auditors, filed herewith.

     8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(T)(b)(12)(iii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B), incorporated by reference to Post-Effective Amendment No. 10 to this File, File No. 2-68061, filed in March, 1986.

     9. Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002.

     11. Exemptive Relief Relied Upon: JHVLICO, its John Hancock Variable Life Account U (formerly, JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365, dated February 11, 1985.

     12. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder, duly authorized, and its seal to be hereunto fixed, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                                    On behalf of the Registrant,
                                    JOHN HANCOCK VARIABLE LIFE
                                    INSURANCE COMPANY (Depositor)

                                    By       /s/ MICHELE G. VAN LEER
                                             -----------------------
                                             Michele  G. Van Leer
                                             Vice Chairman and President

Attest:      /s/ PETER SCAVONGELLI
             ---------------------
             Peter Scavongelli
             Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.


Signatures                 Title                                        Date
----------                 -----                                        ----
/s/ EARL BAUCOM            Controller (Principal Accounting             May 1, 2002
---------------            Officer)
Earl W. Baucom



/s/ JULIE H. INDGE         Treasurer (Principal Financial               May 1, 2002
------------------         Officer)
Julie H. Indge


/s/ MICHELE G. VAN LEER    Vice Chairman of the Board                   May 1, 2002
-----------------------    and President (Acting Principal
Michele G. Van Leer        Executive Officer)
for herself and as
Attorney-in-Fact



                    For:   David F. D'Alessandro     Chairman of the Board
                           Ronald J. Bocage          Director
                           Todd G. Engelsen          Director
                           Bruce M. Jones            Director
                           Barbara L. Luddy          Director
                           Daniel L. Ouellette       Director
                           Robert S. Paster          Director
                           Robert R. Reitano         Director
                           Paul Strong               Director

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the city of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                           On behalf of the Registrant
                 By John Hancock Variable Life Insurance Company
                                   (Depositor)


                                    By       /s/ MICHELE G. VAN LEER
                                             -----------------------
                                             Michele  G. Van Leer
                                             Vice Chairman and President

Attest:      /s/ PETER SCAVONGELLI
             ---------------------
             Peter Scavongelli
             Secretary

                           PROSPECTUS DATED MAY 1, 2002
                           ANNUAL PREMIUM VARIABLE LIFE
                scheduled premium variable life insurance policies
                                    issued by

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")


        The policies provide the following 7 variable investment options:

-----------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                       MANAGED BY
--------------------------                                       ----------
  Large Cap Growth ............................................  Independence Investment LLC
  Growth & Income .............................................  Independence Investment LLC and Putnam Investment
                                                                  Management, LLC
  International Equity Index ..................................  Independence Investment LLC
  Real Estate Equity ..........................................  Independence Investment LLC and Morgan Stanley
                                                                  Investment Management Inc.
  Managed .....................................................  Independence Investment LLC and Capital Guardian Trust
                                                                  Company
  Active Bond .................................................  John Hancock Advisers, LLC
  Money Market ................................................  Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read the Series Fund prospectus before selecting any of the variable investment options shown on page 1.





                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *




                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129

                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 38.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 114.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Series Fund prospectus begins.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                     Beginning on page
--------                                                     -----------------
.. What is the policy? ..........................................     5
.. Who owns the policy? .........................................     5
.. How can you invest money in the policy? ......................     6
.. How much must you invest? ....................................     6
.. What happens to your remaining policy value if the policy
   lapses? .....................................................     7
.. How will the value of your investment in the policy
   change over time? ...........................................     7
.. Will you receive annual dividends? ...........................     8
.. What charges will we deduct from your investment in the
   policy? .....................................................     9
.. What charges will the Series Fund deduct from your
   investment in the policy? ...................................    10
.. What other charges could we impose in the future? ............    11
.. How can you change your policy's investment allocations? .....    11
.. How can you access your investment in the policy? ............    12
.. How much will we pay when the insured person dies? ...........    13
.. Can you cancel your policy after it's issued? ................    14
.. Can you choose the form in which we pay out policy
   proceeds? ...................................................    14
.. To what extent can we vary the terms and conditions of
   our policies in particular cases? ...........................    15
.. How will your policy be treated for income tax purposes? .....    15
.. How do you communicate with us? ..............................    15

 WHAT IS THE POLICY?

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 HOW MUCH MUST YOU INVEST?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

 WHAT HAPPENS TO YOUR REMAINING POLICY VALUE IF THE POLICY LAPSES?

     Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.

     For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

       Variable or Fixed
       Paid-Up Whole Life                Fixed Extended Term Insurance
       ------------------                -----------------------------
         Death Benefit               Death Benefit     Term in Years and Days
         -------------               -------------     ----------------------
                             or
            $10,427                     $62,736          12 years 331 days
--------------------------------------------------------------------------------

     If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

     If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

     A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

 HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed on page 30.

 WILL YOU RECEIVE ANNUAL DIVIDENDS?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we
   ------------------
  must pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium
   ----------------------------------------
  payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to
   ----------------------------
  help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require
   -------------------------------
  may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
   ------------------------
  by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual
   --------------------
  premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first year administrative charge - A charge in the first
   -------------------------------------------
  policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
   -------------
  Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or
   -----------------------
  credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M & E charge - A daily charge for mortality and expense risks we assume.
   ------------
  This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

 WHAT CHARGES WILL THE SERIES FUND DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                        --------------
                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------    ---------------
Large Cap Growth .......................    0.38%           N/A              0.03%           0.41%              0.41%
Growth & Income ........................    0.67%           N/A              0.05%           0.72%              0.72%
International Equity Index .............    0.17%           N/A              0.10%           0.27%              0.40%
Real Estate Equity .....................    1.00%           N/A              0.07%           1.07%              1.07%
Managed ................................    0.67%           N/A              0.06%           0.73%              0.73%
Active Bond ............................    0.62%           N/A              0.05%           0.67%              0.67%
Money Market ...........................    0.25%           N/A              0.07%           0.32%              0.32%
                                                                                        --------------



NOTES TO FUND EXPENSE TABLE
     Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).


 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 32).

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 32.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial surrenders

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

  ILLUSTRATION OF DEATH BENEFITS, CASH VALUES, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -.60%, 5.36% and 11.33%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year. The tables also assume that (i) no loans or partial surrenders are made, and (ii) the current rates for all charges deducted by JHVLICO will apply in each year illustrated.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .54%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .06%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

LAN: VARIABLE WHOLE LIFE 100
     AGE 25 YEARS MALE--NON-SMOKER
     INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260




---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE 100
      AGE 40 YEARS MALE--NON-SMOKER
      INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538




---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 25 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 40 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186





                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505




---------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 25 YEARS MALE--SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 40 YEARS MALE--SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483




---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 25 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466




---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 40 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897




---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 25 YEARS MALE--SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                       12%
                     ----------------------  ----------------------  --------------------------
                         Death Benefit           Death Benefit             Death Benefit
         Prms Accum  ----------------------  ----------------------  --------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985





                             0%                      6%                      12%
                    ---------------------  ----------------------  ------------------------
                         Cash Value              Cash Value               Cash Value
         Base Prem  ---------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305




---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 40 YEARS MALE--SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $26,354 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
   1          630    26,354      0   26,354  26,435      0   26,435  27,802       0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846       0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598      24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392      66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227     125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102     203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020     294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983     409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992     544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050     704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031   2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686   5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865   9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673  14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823  23,207   111,030




                               0%                      6%                       12%
                     ----------------------  -----------------------  -----------------------
                           Cash Value              Cash Value               Cash Value
         Base Prem   ----------------------  -----------------------  -----------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base   Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy   Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------  -------  --------
   1          630       11        0      11      11       0       11      12       0        12
   2        1,292      341        0     341     362       0      362     383       0       383
   3        1,986      664        4     668     723       5      728     785       7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220      20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691      39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200      65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750      98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346     141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991     194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688     259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208   1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734   2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789   5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260   9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071  16,636    70,707




---------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 16.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ...................................         29
How we support the policy and investment options .........         29
How we process certain policy transactions ...............         30
Effects of policy loans ..................................         30
Additional information about how certain policy charges
  work ...................................................         31
How we market the policies ...............................         31
Tax considerations .......................................         32
Reports that you will receive ............................         34
Voting privileges that you will have .....................         34
Changes that JHVLICO can make as to your policy ..........         34
Adjustments we make to death benefits ....................         35
When we pay policy proceeds ..............................         35
Other details about exercising rights and paying
  benefits ...............................................         35
Legal matters ............................................         36
Registration statement filed with the SEC ................         36
Accounting and actuarial experts .........................         36
Financial statements of JHVLICO and the Account ..........         36
List of Directors and Executive Officers of JHVLICO ......         37

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Series Fund. New subaccounts may be added as new funds are added to the Series Fund and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Fund.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below on this page.) Similarly, administrative expenses not fully covered by the annual administrative charge and the additional first year administrative charge may also be recovered from such other sources.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Fund's prospectus, or that the Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro .......  Chairman of the Board of JHVLICO; Chairman,
                               President and Chief Executive Officer, John
                               Hancock Life Insurance Company.
Michele G. Van Leer .........  Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage ............  Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Todd G. Engelsen ............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Bruce M. Jones ..............  Director and Vice President of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Barbara L. Luddy ............  Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Daniel L. Ouellette .........  Director and Vice President of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Robert R. Reitano ...........  Director, Vice President and Chief Investment
                               officer of JHVLICO; Senior Vice President and
                               Chief Investment Strategist, John Hancock Life
                               Insurance Company.
Paul Strong .................  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Roger G. Nastou .............  Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Julie H. Indge ..............  Treasurer of JHVLICO; Assistant Treasurer, John
                               Hancock Life Insurance Company
Earl W. Baucom ..............  Controller of JHVLICO; Senior Vice President and
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli ...........  Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS


                                                       DECEMBER 31
                                                    2001        2000
                                                  ---------   ---------
                                                      (IN MILLIONS)

ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8) ....... $    83.7   $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8) ........   2,412.5     1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1) ...............      13.1         8.1
Mortgage loans on real estate ...................     580.9       554.8
Real estate .....................................      20.6        23.9
Policy loans ....................................     352.0       334.2
Short-term investments ..........................        --        21.7
Other invested assets ...........................      39.6        34.8
                                                  ---------   ---------
  Total Investments .............................   3,502.4     2,704.7

Cash and cash equivalent ........................     115.4       277.3
Accrued investment income .......................      60.8        52.1
Premiums and accounts receivable ................      12.5         7.0
Deferred policy acquisition costs ...............   1,060.8       994.1
Reinsurance recoverable--Note 6 .................     110.4        48.4
Other assets ....................................     121.8        28.2
Separate accounts assets ........................   6,729.1     8,082.9
                                                  ---------   ---------
  Total Assets .................................. $11,713.2   $12,194.7
                                                  =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        DECEMBER 31
                                                     2001         2000
                                                   ---------   ---------
                                                        (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits ..........................  $ 3,335.4   $ 2,754.2
Policyholders' funds ............................        3.0        14.2
Unearned revenue ................................      221.0       212.0
Unpaid claims and claim expense reserves ........       25.0        11.1
Dividends payable to policyholders ..............        0.3         0.1
Income taxes--Note 5 ............................      191.1        64.2
Other liabilities ...............................      242.7       250.4
Separate accounts liabilities ...................    6,729.1     8,082.9
                                                   ---------   ---------
  Total Liabilities .............................   10,747.6    11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized; 50,000 shares issued and
 outstanding ....................................        2.5         2.5
Additional paid in capital ......................      572.4       572.4
Retained earnings ...............................      377.8       232.9
Accumulated other comprehensive loss ............       12.9        (2.2)
                                                   ---------   ---------
  Total Shareholder's Equity ....................      965.6       805.6
                                                   ---------   ---------
  Total Liabilities and Shareholder's Equity ....  $11,713.2   $12,194.7
                                                   =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME


                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    ------   ------    ------
                                                         (IN MILLIONS)
REVENUES
Premiums ........................................   $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product
  charges                                            365.4    337.1     341.5
Net investment income--Note 3 ...................    227.0    213.4     174.6
Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs of $(1.5), $(3.8) and $(0.5),
  respectively --Notes 1, 3, and 9 ..............     (9.0)   (10.6)     (4.8)
Other revenue ...................................     24.0      0.2       0.2
                                                    ------   ------    ------
Total revenues ..................................    667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders .......................    294.1    248.6     260.5
Other operating costs and expenses ..............     76.2    116.8     117.5
Amortization of deferred policy acquisition
  costs, excluding amounts related to net realized
  investment and other gains (losses) of $(1.5),
  $(3.8) and $(0.5), respectively --Notes 1, 3
  and 9 .........................................     67.1     34.0      13.1
Dividends to policyholders ......................     21.4     26.1      25.7
                                                    ------   ------    ------
Total benefits and expenses .....................    458.8    425.5     416.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
  of accounting change ..........................    208.7    143.2     103.6
Income taxes--Note 5 ............................     62.2     43.8      35.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
  change ........................................    146.5     99.4      68.4
Cumulative effect of accounting change, net of
  tax ...........................................     (1.6)      --        --
                                                    ------   ------    ------
Net income ......................................   $144.9   $ 99.4    $ 68.4
                                                    ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                                     ACCUMULATED
                                              ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                                      COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S    SHARES (IN
                                      STOCK    CAPITAL    EARNINGS     INCOME         EQUITY        THOUSANDS)
                                      ------  ----------  --------  -------------  -------------  -------------
                                                             (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 .........    $2.5      $377.5    $ 65.1         $ 12.3         $457.4           50.0
Comprehensive income:
Net income .........................                          68.4                          68.4
Other comprehensive income, net of
 tax:
 Net unrealized losses .............                                        (25.7)         (25.7)
                                                                                          ------
Comprehensive income ...............                                                        42.7
Capital contribution ...............               194.9                                   194.9
                                        ----      ------    ------         ------         ------           ----
BALANCE AT DECEMBER 31, 1999 .......    $2.5      $572.4    $133.5         $(13.4)        $695.0           50.0
                                        ====      ======    ======         ======         ======           ====

Comprehensive income:
Net income .........................                          99.4                          99.4
Other comprehensive income, net of
 tax:
 Net unrealized gains ..............                                         11.2           11.2
                                                                                          ------
Comprehensive income ...............                                                       110.6
                                        ----      ------    ------         ------         ------           ----
BALANCE AT DECEMBER 31, 2000 .......    $2.5      $572.4    $232.9         $ (2.2)        $805.6           50.0
                                        ====      ======    ======         ======         ======           ====

Comprehensive income:
 Net income ........................                         144.9                         144.9
Other comprehensive income, net of
 tax:
 Net unrealized gains ..............                                          7.9            7.9
                                                                                          ------
Comprehensive income ...............                                                       152.8
Change in accounting principle .....                                          7.2            7.2
                                        ----      ------    ------          -----         ------           ----
BALANCE AT DECEMBER 31, 2001 .......    $2.5      $572.4    $377.8          $12.9         $965.6           50.0
                                        ====      ======    ======          =====         ======           ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                      YEAR ENDED DECEMBER 31

                                                    2001       2000      1999
                                                 ---------   -------    -------
                                                           (IN MILLIONS)
Cash flows from operating activities:
 Net income ..................................   $   144.9   $  99.4    $  68.4
  Adjustments to reconcile net income to net
   cash provided (used) by operating activities:
    Amortization of discount - fixed
     maturities ..............................        (0.4)     (1.9)       1.2
    Realized investment losses, net ..........         9.0      10.6        4.8
    Change in deferred policy acquisition
     costs ...................................       (74.1)   (141.5)    (126.5)
    Depreciation and amortization ............         0.3       1.9        0.6
    Increase in accrued investment income ....        (8.6)    (10.2)      (3.5)
    Decrease (increase) in premiums and
     accounts receivable .....................        (5.5)      0.3       (2.4)
    (Increase) decrease in other assets and
     other liabilities, net ..................      (159.2)     70.7      (58.2)
    Increase (decrease) in policy liabilities
     and accruals, net .......................       289.1    (401.1)    (377.6)
    Increase in income taxes .................       118.7      22.5       33.8
                                                 ---------   -------    -------
    Net cash provided (used) by operating
     activities ..............................       314.2    (349.3)    (459.4)

Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale ........       184.6     194.6      204.3
  Equity securities available-for-sale .......         6.0       1.0        0.6
  Real estate ................................         3.3       0.2       17.9
  Short-term investments and other invested
   assets ....................................          --       1.3        1.5
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity ..........         4.5      79.9       75.8
  Fixed maturities available-for-sale ........       180.4      91.5       53.6
  Short-term investments and other invested
   assets ....................................        46.5      10.1         --
  Mortgage loans on real estate ..............        66.4      85.6       35.8
 Purchases of:
  Fixed maturities held-to-maturity ..........        (5.1)   (127.2)     (98.8)
  Fixed maturities available-for-sale ........    (1,112.3)   (424.7)    (250.9)
  Equity securities available-for-sale .......        (6.1)     (0.6)      (4.0)
  Real estate ................................        (0.6)     (0.4)      (2.2)
  Short-term investments and other invested
   assets ....................................       (39.6)    (38.8)     (14.6)
  Mortgage loans on real estate issued .......       (85.0)   (100.5)     (90.3)
  Other, net .................................       (25.6)    (41.5)     (30.6)
                                                 ---------   -------    -------
   Net cash used in investing activities .....      (782.6)   (269.5)    (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                YEAR ENDED DECEMBER 31
                                            2001         2000          1999
                                          --------     --------      --------
                                                     (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent
  company ..............................        --           --      $  194.9
 Universal life and investment-type
  contract deposits ....................  $1,220.7     $1,067.2       1,026.3
 Universal life and investment-type
  contract maturities and withdrawals ..    (914.2)      (430.7)       (380.7)
 Repayment of long term debt ...........        --           --         (61.9)
                                          --------     --------      --------
 Net cash provided by financing
  activities ...........................     306.5        636.5         778.6
                                          --------     --------      --------
 Net (decrease) increase in cash and
  cash equivalents .....................    (161.9)        17.7         217.3
Cash and cash equivalents at beginning
 of year ...............................     277.3        259.6          42.3
                                          --------     --------      --------
Cash and cash equivalents at end of
 year ..................................  $  115.4     $  277.3      $  259.6
                                          ========     ========      ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale.
 Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

  Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

  Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

  In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

  In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

  John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. RELATED PARTY TRANSACTIONS (CONTINUED)

  At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

  John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                   YEAR ENDED DECEMBER 31,
                                               2001        2000         1999
                                              ------      ------       ------
                                                       (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities .........................  $160.1      $138.5       $127.1
  Equity securities ........................     0.3         0.2           --
  Mortgage loans on real estate ............    42.3        44.3         39.7
  Real estate ..............................     2.3         4.1          3.6
  Policy loans .............................    21.1        17.1         13.7
  Short-term investments ...................     6.3        19.4          4.5
  Other ....................................     3.3         1.1         (2.0)
                                              ------      ------       ------
  Gross investment income ..................   235.7       224.7        186.6
   Less investment expenses ................     8.7        11.3         12.0
                                              ------      ------       ------
    Net investment income ..................  $227.0      $213.4       $174.6
                                              ======      ======       ======
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF
    RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
  Fixed maturities .........................  $(25.1)     $(16.0)      $ (5.9)
  Equity securities ........................     3.8         0.8           --
  Mortgage loans on real estate and real
   estate ..................................    (1.2)       (2.3)         0.9
  Derivatives and other invested assets ....    12.0         3.1         (0.3)
  Amortization adjustment for deferred
   policy acquisition costs ................     1.5         3.8          0.5
                                              ------      ------       ------
  Net realized investment and other losses,
   net of related amortization of deferred
   policy acquisition costs ................  $ (9.0)     $(10.6)      $ (4.8)
                                              ======      ======       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. INVESTMENTS (CONTINUED)

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED
                                  COST       GAINS       LOSSES     FAIR VALUE
                                ---------  ----------  ----------   ----------
                                                (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities .........  $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities ...      18.7       0.2         1.0           17.9
                                --------     -----       -----       --------
 Total .......................  $   83.7     $ 0.2       $ 1.8       $   82.1
                                ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities .........  $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities ...     296.7       6.3         4.7          298.3
Obligations of states and
 political subdivisions ......       0.9        --          --          0.9
Debt securities issued by
 foreign governments .........       7.2       0.5          --          7.7
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies ....................     219.6       1.1         5.9          214.8
                                --------     -----       -----       --------
Total fixed maturities .......   2,391.9      75.4        54.8        2,412.5
Equity securities ............      12.1       1.5         0.5           13.1
                                --------     -----       -----       --------
 Total .......................  $2,404.0     $76.9       $55.3       $2,425.6
                                ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3.  INVESTMENTS  (CONTINUED)

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------   --------
                                                 (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities ..........   $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities ....       29.3       0.2         1.2          28.3
Obligations of states and
 political subdivisions .......        1.9        --          --           1.9
                                  --------     -----       -----      --------
Total .........................   $  715.4     $23.6       $52.2      $  686.8
                                  ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities ..........   $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities ....      239.1       3.6         3.7         239.0
Obligations of states and
  political subdivisions ......        0.9        --          --           0.9
Debt securities issued by
 foreign governments ..........       11.1       0.3         0.6          10.8
U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies ....................       16.1       0.7         0.1          16.7
                                  --------     -----       -----      --------
Total fixed maturities ........    1,018.8      25.2        32.2       1,011.8
Equity securities .............        7.1       2.8         1.8           8.1
                                  --------     -----       -----      --------
   Total ......................   $1,025.9     $28.0       $34.0      $1,019.9
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. INVESTMENTS  (CONTINUED)

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED      FAIR
                                                            COST        VALUE

                                                             (IN MILLIONS)
                                                          --------------------
HELD-TO-MATURITY:
Due in one year or less ...............................   $     --    $     --
Due after one year through five years .................        3.0         3.0
Due after five years through ten years ................        8.6         8.6
Due after ten years ...................................       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities ............................       18.7        17.9
                                                          --------    --------
Total .................................................   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less ...............................   $   97.5    $   99.5
Due after one year through five years .................      772.0       794.2
Due after five years through ten years ................      935.2       929.4
Due after ten years ...................................      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities ............................      296.7       298.3
                                                          --------    --------
Total .................................................   $2,391.9    $2,412.5
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. INVESTMENTS  (CONTINUED)

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                  BALANCE AT                          BALANCE AT
                                  BEGINNING                             END OF
                                   OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                  ----------  ---------  ----------   ----------
                                                  (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate ..    $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of ..     0.7        0.1          --          0.8
                                     ----       ----        ----         ----
 Total ..........................    $5.7       $1.8        $1.2         $6.3
                                     ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate ..    $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of ..      --        0.7          --          0.7
                                     ----       ----        ----         ----
 Total ..........................    $3.8       $1.9        $ --         $5.7
                                     ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate ..    $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of ..     0.7         --         0.7           --
                                     ----       ----        ----         ----
 Total ..........................    $4.4       $0.4        $1.0         $3.8
                                     ====       ====        ====         ====

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31
                                                               2001     2000
                                                               -----    -----
                                                                (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses ....................................................   $ 2.4    $ 4.2
Provision for losses .......................................    (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate .................   $ 1.2    $ 3.0
                                                               =====    =====


  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000    1999
                                                     ----     ----    ----
                                                          (IN MILLIONS)
Average recorded investment in impaired loans .....  $3.3     $2.1     $--
Interest income recognized on impaired loans  .....   0.5      0.3      --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. INVESTMENTS  (CONTINUED)

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------   -------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments ............    $115.1      East North Central ....      $ 63.6
Hotels ................      24.8      East South Central ....        25.8
Industrial ............      72.1      Middle Atlantic .......        50.6
Office buildings ......     146.4      Mountain ..............        35.5
Retail ................      35.5      New England ...........        55.1
Mixed Use .............       5.0      Pacific ...............       111.3
Agricultural ..........     168.9      South Atlantic ........       152.9
Other .................      18.6      West North Central ....        20.6
                                       West South Central ....        67.7
                                       Canada/Other ..........         3.3
Allowance for losses ..      (5.5)     Allowance for losses ..        (5.5)
                           ------                                   ------
Total .................    $580.9      Total .................      $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. DERIVATIVES AND HEDGING INSTRUMENTS  (CONTINUED)

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:

                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000    1999
                                                       ----    ----    ----
                                                           (IN MILLIONS)
Current taxes:
Federal ...........................................   $30.1   $15.2   $(1.5)
Foreign ...........................................      --     0.6     0.1
                                                      -----   -----   -----
                                                       30.1    15.8    (1.4)
Deferred taxes:
Federal ...........................................    32.1    28.0    36.6
                                                      -----   -----   -----
Total income taxes ................................   $62.2   $43.8   $35.2
                                                      =====   =====   =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000    1999
                                                       ----    ----    ----
                                                         (IN MILLIONS)
Tax at 35%                                            $73.0   $50.1   $36.3
Add (deduct):
 Equity base tax ..................................    (9.0)   (5.6)     --
 Prior years taxes ................................     2.1      --    (0.3)
 Tax credits ......................................    (0.4)   (0.6)   (0.1)
 Foreign taxes ....................................      --     0.6     0.1
 Tax exempt investment income .....................    (5.6)   (0.7)   (0.7)
 Other ............................................     2.1      --    (0.1)
                                                      -----   -----   -----
  Total income taxes ..............................   $62.2   $43.8   $35.2
                                                      =====   =====   =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 5. INCOME TAXES  (CONTINUED)

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 DECEMBER 31
                                                                 2001     2000
                                                                ------   ------
                                                                (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments .................................   $238.1   $110.0
 Other postretirement benefits ..............................     20.1     23.3
 Book over tax basis of investments .........................     12.0      7.8
 Interest ...................................................       --      7.5
 Unrealized holding losses ..................................       --      1.4
                                                                ------   ------
  Total deferred tax assets .................................    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs ..........................    373.7    199.1
 Depreciation ...............................................      2.1      1.8
 Basis in partnerships ......................................      0.6      0.4
 Market discount on bonds ...................................      1.2      0.6
 Lease income ...............................................     47.0     35.4
 Unrealized gains ...........................................      6.8       --
 Other ......................................................       --      9.5
                                                                ------   ------
  Total deferred tax liabilities ............................    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities ..............................   $161.2   $ 96.8
                                                                ======   ======

  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE
  The effect of reinsurance on premiums written and earned was as follows:

                                 2001             2000             1999
                               PREMIUMS         PREMIUMS          PREMIUMS
                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  ------   -------  ------  -------   ------
                                             (IN MILLIONS)
Life Insurance:
 Direct .................  $ 82.0   $ 82.0    $34.1    $34.1   $12.1     $12.1
 Ceded ..................   (21.9)   (21.9)    (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------    -----    -----   -----     -----
  Net life insurance
   premiums .............  $ 60.1   $ 60.1    $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======    =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001.
If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase
(i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock

  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                  ACCUMULATED
                                                                     OTHER
                                                                 COMPREHENSIVE
                                                                INCOME (LOSSES)
                                                               -----------------
                                                                 (IN MILLIONS)
Balance at January 1, 1999 ...................................      $ 12.3
Gross unrealized gains (losses) (net of deferred income
 tax benefit of $18.0 million) ...............................       (34.2)
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.7 million) .............        (3.1)
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax expense
 of $6.2 million) ............................................        11.6
                                                                    ------
Net unrealized gains (losses) ................................       (25.7)
                                                                    ------
Balance at December 31, 1999 .................................      $(13.4)
                                                                    ======


Balance at January 1, 2000 ...................................      $(13.4)
Gross unrealized gains (losses) (net of deferred income tax
 expense of $9.7 million) ....................................        18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million) .............        (2.9)
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $2.1 million) ............................................        (3.9)
                                                                    ------
Net unrealized gains (losses) ................................        11.2
                                                                    ------
Balance at December 31, 2000 .................................      $ (2.2)
                                                                    ======

Balance at January 1, 2001 ...................................      $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 expense of $7.2 million) ....................................        11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million) .............         2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income tax
 benefit of $3.2 million) ....................................        (6.0)
                                                                    ------
Net unrealized gains (losses) ................................         7.9
Change in accounting principle ...............................         7.2
                                                                    ------
Balance at December 31, 2001 .................................      $ 12.9
                                                                    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 8.  SHAREHOLDER'S EQUITY (CONTINUED)

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2001     2000     1999
                                                      ----     ----     ----
                                                           (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities ................................  $ 20.6   $(7.0)  $(28.7)
  Equity investments ..............................     1.0     1.0     (1.4)
  Derivatives and other ...........................     5.2     0.3      1.3
                                                     ------   -----   ------
Total .............................................    26.8    (5.7)   (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits ........................    (7.1)    2.1      8.1
  Deferred federal income taxes ...................    (6.8)    1.4      7.3
                                                     ------   -----   ------
Total .............................................   (13.9)    3.5     15.4
                                                     ------   -----   ------
Net unrealized investment gains ...................  $ 12.9   $(2.2)  $(13.4)
                                                     ======   =====   ======

 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                        ----    ----     ----
                                                           (IN MILLIONS)
Statutory net income ...............................   $ 13.1  $ 26.6   $ 77.5
Statutory surplus ..................................    647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 9.  SEGMENT INFORMATION  (CONTINUED)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
                                         PROTECTION   GATHERING   CONSOLIDATED
                                         ----------   ---------   ------------
                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues .....................   $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses) ......................       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues .............................   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========


 Net investment income ................   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income ...   $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses) ......................       (5.6)         --          (5.6)
 Surplus tax ..........................        9.1          --           9.1
 Class action lawsuit .................       (9.2)         --          (9.2)
 Cumulative effect of accounting
  change, net of tax ..................       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income ...........................   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method ..   $    2.7    $     --     $     2.7
 Amortization of deferred policy
  acquisition costs ...................       46.6        20.5          67.1
 Income tax expense ...................       54.8         7.4          62.2
 Segment assets .......................   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
 Net realized investment and other
  gains (losses) ......................   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses) ............................        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs - per consolidated
  financial statements ................       (9.0)         --          (9.0)
 Less income tax effect ...............        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate segment
  operating income ....................   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 9.  SEGMENT INFORMATION (CONTINUED)

                                                     ASSET
                                    PROTECTION     GATHERING      CONSOLIDATED
                                    ----------  ---------------  --------------
                                                  (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues ................  $  530.8       $   48.5        $   579.3
 Net realized investment and
  other gains (losses), net ......     (10.6)            --            (10.6)
                                    --------       --------        ---------
       Revenues ..................  $  520.2       $   48.5        $   568.7
                                    ========       ========        =========


       Net investment income .....  $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating
  income .........................      96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net ............      (6.8)            --             (6.8)
 Surplus tax .....................       5.4            0.2              5.6
 Other demutualization related
  costs ..........................      (0.5)          (0.1)            (0.6)
 Restructuring charges ...........      (1.1)            --             (1.1)
                                    --------       --------        ---------
 Net income ......................  $   93.0       $    6.4        $    99.4
                                    ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity
  method .........................  $    1.3       $     --        $     1.3
 Amortization of deferred policy
  acquisition costs ..............      17.6           16.4             34.0
 Income tax expense ..............      40.7            3.1             43.8
 Segment assets ..................  $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
 Net realized investment and other
  losses .........................  $  (14.4)            --        $   (14.4)
 Less amortization of deferred
  policy acquisition costs related
  to net realized investment and
  other gains (losses) ...........       3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs - per
  consolidated financial
  statements .....................     (10.6)            --            (10.6)
 Less income tax effect ..........       3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income .......  $   (6.8)            --        $    (6.8)
                                    ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 9.   SEGMENT INFORMATION (CONTINUED)

                                                        ASSET
                                         PROTECTION   GATHERING   CONSOLIDATED
                                         ----------   ---------   ------------
                                                    (IN MILLIONS)

YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues .....................   $  488.0    $   37.2     $   525.2
 Net realized investment and other
  gains (losses), net .................       (4.8)         --          (4.8)
                                          --------    --------     ---------
 Revenues .............................   $  483.2    $   37.2     $   520.4
                                          ========    ========     =========


 Net investment income ................   $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income ...      108.0         6.8         114.8
 Net realized investment and other
  gains (losses), net .................       (3.1)         --          (3.1)
 Class action lawsuit .................      (42.9)         --         (42.9)
 Other demutualization related costs ..       (0.3)       (0.1)         (0.4)
                                          --------    --------     ---------
 Net income ...........................   $   61.7    $    6.7     $    68.4
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method ..   $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy
  acquisition costs ...................        4.6         8.5          13.1
 Income tax expense ...................       31.8         3.4          35.2
 Segment assets .......................   $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses) ......................   $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment gains (losses) ..        0.5          --           0.5
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs - per consolidated
  financial statements ................       (4.8)         --          (4.8)
 Less income tax effect ...............        1.7          --           1.7
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income ............   $   (3.1)         --     $    (3.1)
                                          ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS  (CONTINUED)

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                          DECEMBER 31         DECEMBER 31
                                              2001                2000
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------   --------
                                         (IN MILLIONS)       (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity ..................  $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale ................   2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale ................      13.1      13.1       8.1        8.1
 Mortgage loans on real estate ......     580.9     604.3     554.8      574.2
 Policy loans .......................     352.0     352.0     334.2      334.2
 Short-term investments .............        --        --      21.7       21.7
  Cash and cash equivalents .........     115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net .............        --        --       0.1        0.1
 Interest rate swap agreements ......       8.8       8.8        --         --
 Interest rate cap agreements .......       3.5       3.5       2.1        2.1
 Interest rate floor agreements .....       4.5       4.5       4.5        4.5
 Currency rate swap agreements ......       0.4       0.4        --         --
 Equity collar agreements ...........       0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities ..........................      53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements ......      13.2      13.2        --        1.2
 Currency rate swap agreements ......       0.1       0.1       0.6        0.6
Commitments .........................        --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                  COLUMN B   COLUMN C       COLUMN D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
                                                                  BALANCE
         TYPE OF INVESTMENT            COST/ (2)/   VALUE          SHEET
                                       ----------  --------  ------------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and
 government agencies
 and authorities                        $  219.6   $  214.8       $  214.8
States, municipalities and political
 subdivisions                                6.0        6.0            6.0
Foreign governments                          7.2        7.6            7.6
Public utilities                           189.3      192.9          192.9
Convertibles and bonds with warrants
 attached                                   25.9       25.1           25.1
All other corporate bonds                1,897.9    1,920.5        1,920.5
Certificates of deposits                      --         --             --
Redeemable preferred stock                  46.0       45.6           45.6
                                        --------   --------       --------
Total fixed maturity securities,
 available-for-sale                      2,391.9    2,412.5        2,412.5
                                        ========   ========       ========
Equity securities,
 available-for-sale:
Common stocks:
Public utilities                              --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other                                       3.8        5.0            5.0
Non-redeemable preferred stock               8.3        8.1            8.1
                                        --------   --------       --------
Total equity securities,
 available-for-sale                         12.1       13.1           13.1
                                        ========   ========       ========
Fixed maturity securities,
 held-to-maturity:
Bonds
United States government and
 government agencies
 and authorities                              --         --             --
States, municipalities and political
 subdivisions                                 --         --             --
Foreign governments                           --         --             --
Public utilities                              --         --             --
Convertibles and bonds with warrants
 attached                                     --         --             --
All other corporate bonds                    5.1        5.1            5.1
Certificates of deposits                    78.6       77.0           78.6
Redeemable preferred stock                    --         --             --
                                        --------   --------       --------
Total fixed maturity securities,
 held-to-maturity                           83.7       82.1           83.7
                                        ========   ========       ========


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                        COLUMN B   COLUMN C       COLUMN D
                                                                    AMOUNT AT WHICH
                                                                      SHOWN IN THE
                                                                      CONSOLIDATED
                                                                        BALANCE
         TYPE OF INVESTMENT                  COST/(2)/    VALUE          SHEET
                                             ----------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities                                    --         --             --
Banks, trust and insurance companies                --         --             --
Industrial, miscellaneous and all
 other                                              --         --             --
Non-redeemable preferred stock                      --         --             --
                                              --------   --------       --------
Total equity securities, trading                    --         --             --
                                              --------   --------       --------
Mortgage loans on real estate, net /(1)/      $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                       21.4       xxxx           20.6
Acquired in satisfaction of debt/(1)/               --       xxxx             --
Policy loans                                     352.0       xxxx          352.0
Other long-term investments /(2)/                 39.6       xxxx           39.6
Short-term investments                              --       xxxx             --
                                              --------   --------       --------
  Total investments                           $3,487.1   $2,507.7       $3,502.4
                                              ========   ========       ========


(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY     BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS   UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:
Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:
Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV - REINSURANCE
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                ASSUMED               PERCENTAGE
                                    CEDED TO     FROM                 OF AMOUNT
                          GROSS       OTHER      OTHER       NET      ASSUMED TO
                          AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                        ----------  ---------  ---------  ---------  ------------
2001
Life insurance in
 force                  $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     82.0  $    21.9    $  --    $    60.1       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     82.0  $    21.9    $  --    $    60.1      0.0%
                        ==========  =========    =====    =========      ===
2000
Life insurance in
 force                  $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     34.1  $     5.5    $  --    $    28.6       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     34.1  $     5.5    $  --    $    28.6      0.0%
                        ==========  =========    =====    =========      ===
1999
Life insurance in
 force                  $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                        ----------  ---------    -----    ---------      ---
Premiums:
Life insurance          $     12.1  $     3.2    $  --    $     8.9       --
Accident and health
 insurance                      --         --       --           --       --
P&C                             --         --       --           --       --
                        ----------  ---------    -----    ---------      ---
  Total                 $     12.1  $     3.2    $  --    $     8.9      0.0%
                        ==========  =========    =====    =========      ===


 NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
 of the John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001


                                                          INTERNATIONAL
                               LARGE CAP       ACTIVE         EQUITY        SMALL CAP
                                 GROWTH         BOND          INDEX          GROWTH
                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                              ------------  ------------  --------------   -----------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value ...................   $111,623,458  $248,573,874   $17,563,825     $12,970,292
Policy loans and
 accrued interest
 receivable ...............     23,171,200    62,819,148     3,038,122              --
Receivable from
 portfolio/JHVLICO ........        285,029       371,783        29,494          75,988
                              ------------  ------------   -----------     -----------
Total assets ..............    135,079,687   311,764,805    20,631,441      13,046,280
LIABILITIES
Payable to
 portfolio/JHVLICO ........        278,921       362,717        28,558          75,429
Asset charges payable......          6,108         9,066           935             560
                              ------------  ------------   -----------     -----------
Total liabilities .........        285,029       371,783        29,493          75,989
                              ------------  ------------   -----------     -----------
                              $134,794,658  $311,393,022   $20,601,948     $12,970,291
                              ------------  ------------   -----------     -----------
NET ASSETS:
 Accumulation units .......   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                              ------------  ------------   -----------     -----------
 Total net assets .........   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                              ------------  ------------   -----------     -----------
 Units outstanding ........        642,518       524,506       351,452         877,120
                              ------------  ------------   -----------     -----------
 Unit value
  (accumulation) ..........   $     209.79  $     593.69   $     58.62     $     14.79
                              ============  ============   ===========     ===========

                                 GLOBAL        MID CAP      LARGE CAP         MONEY
                                BALANCED       GROWTH         VALUE           MARKET
                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                              ------------  ------------   -----------     -----------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I, at
  value ...................   $    999,731  $ 17,904,452   $16,715,532     $80,657,426
Policy loans and accrued
 interest receivable. . .               --            --            --      15,009,416
Receivable from portfolio/
  JHVLICO .................         16,975       100,377       463,598       1,143,328
                              ------------  ------------   -----------     -----------
Total assets ..............      1,016,706    18,004,829    17,179,130      96,810,170
LIABILITIES
Payable to portfolio/
  JHVLICO .................         16,933        99,636       462,968       1,142,093
Asset charges payable .....             42           741           630           1,235
                              ------------  ------------   -----------     -----------
Total liabilities .........         16,975       100,377       463,598       1,143,328
                              ------------  ------------   -----------     -----------
                              $    999,731  $ 17,904,452   $16,715,532     $95,666,842
                              ------------  ------------   -----------     -----------
NET ASSETS:
 Accumulation units .......   $    999,731  $ 17,904,452   $16,715,532     $95,666,842
                              ------------  ------------   -----------     -----------
 Total net assets .........   $    999,731  $ 17,904,452   $16,715,532     $95,666,842
                              ------------  ------------   -----------     -----------
 Units outstanding ........         89,038     1,251,513       907,157       1,737,261
                              ------------  ------------   -----------     -----------
 Unit value
  (accumulation) ..........   $      11.23  $      14.31   $     18.43     $     55.07
                              ============  ============   ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2001

                                 SMALL/MID    REAL ESTATE     GROWTH &
                                CAP GROWTH       EQUITY        INCOME        MANAGED
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at value ..   $14,287,930   $16,341,194   $736,048,393   $370,859,587
Policy loans and
 accrued interest
 receivable .................            --     2,514,247    190,970,094     88,021,799
Receivable from
 portfolio/JHVLICO ..........       218,231       364,777        320,338        189,207
                                -----------   -----------   ------------   ------------
Total assets ................    14,506,161    19,220,218    927,338,825    459,070,593
LIABILITIES
Payable to portfolio/
  JHVLICO ...................       217,580       363,957        293,352        168,454
Asset charges payable .......           651           821         26,986         20,753
                                -----------   -----------   ------------   ------------
Total liabilities ...........       218,231       364,778        320,338        189,207
                                -----------   -----------   ------------   ------------
                                $14,287,930   $18,855,440   $927,018,487   $458,881,386
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $14,287,930   $18,855,440   $927,018,487   $458,881,386
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $14,287,930   $18,855,440   $927,018,487   $458,881,386
                                -----------   -----------   ------------   ------------
 Units outstanding ..........       647,907       206,778      1,464,849      1,243,629
                                -----------   -----------   ------------   ------------
 Unit value (accumulation) ..   $     22.05   $     91.19   $     632.84   $     368.99
                                ===========   ===========   ============   ============

                                SHORT-TERM     SMALL CAP    INTERNATIONAL     EQUITY
                                   BOND         EQUITY      OPPORTUNITIES     INDEX
                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   -------------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I, at value ..   $ 3,150,054   $ 4,215,482    $ 4,803,336   $ 30,219,165
Policy loans and accrued
  interest receivable .......            --            --             --             --
Receivable from portfolio/
  JHVLICO ...................       164,018        10,642        110,790        438,060
                                -----------   -----------   ------------   ------------
Total assets ................     3,314,072     4,226,124      4,914,126     30,657,225
LIABILITIES
Payable to portfolio/
  JHVLICO ...................       163,921        10,457        110,591        436,840
Asset charges payable.                   97           185            199          1,220
                                -----------   -----------   ------------   ------------
Total liabilities ...........       164,018        10,642        110,790        438,060
                                -----------   -----------   ------------   ------------
                                $ 3,150,054   $ 4,215,482   $  4,803,336   $ 30,219,165
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $ 3,150,054   $ 4,215,482   $  4,803,336   $ 30,219,165
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $ 3,150,054   $ 4,215,482   $  4,803,336   $ 30,219,165
                                -----------   -----------   ------------   ------------
 Units outstanding ..........       206,841       393,605        442,624      1,646,667
                                -----------   -----------   ------------   ------------
 Unit value (accumulation) ..   $     15.23   $     10.71   $      10.85   $      18.35
                                ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2001


                                                                            SMALL/MID
                                  GLOBAL       EMERGING        BOND            CAP
                                   BOND         MARKETS        INDEX           CORE
                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust I, at value .........   $ 2,046,671   $ 1,446,803   $  3,361,380   $  1,286,112
Receivable from portfolio/
  JHVLICO ...................           786         6,077         84,044          9,336
                                -----------   -----------   ------------   ------------
Total assets ................     2,047,457     1,452,880      3,445,424      1,295,448
LIABILITIES
Payable to portfolio/
  JHVLICO....................           689         6,022         83,971          9,302
Asset charges payable .......            97            56             74             34
                                -----------   -----------   ------------   ------------
Total liabilities ...........           786         6,078         84,045          9,336
                                -----------   -----------   ------------   ------------
                                $ 2,046,671   $ 1,446,802   $  3,361,379   $  1,286,112
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $ 2,046,671   $ 1,446,802   $  3,361,379   $  1,286,112
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $ 2,046,671   $ 1,446,802   $  3,361,379   $  1,286,112
                                -----------   -----------   ------------   ------------
 Units outstanding ..........       154,090       197,513        269,907        113,815
                                -----------   -----------   ------------   ------------
 Unit value (accumulation) ..   $     13.28   $      7.33   $      12.45   $      11.30
                                ===========   ===========   ============   ============

                                  HIGH          TURNER                      FRONTIER
                                  YIELD          CORE          BRANDES       CAPITAL
                                   BOND         GROWTH      INTERNATIONAL  APPRECIATION
                                SUBACCOUNT    SUBACCOUNT       EQUITY       SUBACCOUNT
                                -----------   -----------   -------------  ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at value ..   $ 1,379,445   $        --   $         --   $         --
 Outside Trust, at value ....            --       259,141        656,930        931,777
Receivable from portfolio/
  JHVLICO ...................         9,570         5,377          7,433          7,696
                                -----------   -----------   ------------   ------------
Total assets ................     1,389,015       264,518        664,363        939,473
LIABILITIES
Payable to portfolio/
  JHVLICO ...................         9,527         5,364          7,401          7,656
Asset charges payable .......            43            13             33             39
                                -----------   -----------   ------------   ------------
Total liabilities ...........         9,570         5,377          7,434          7,695
                                -----------   -----------   ------------   ------------
                                $ 1,379,445   $   259,141   $    656,929   $    931,778
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $ 1,379,445   $   259,141   $    656,929   $    931,778
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $ 1,379,445   $   259,141   $    656,929   $    931,778
                                -----------   -----------   ------------   ------------
 Units outstanding ..........       150,586        14,669         42,405         41,533
                                -----------   -----------   ------------   ------------
 Unit value (accumulation) ..   $      9.16   $     17.67   $      15.49   $      22.43
                                ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2001


                                  CLIFTON       LARGE CAP
                                  ENHANCED     AGGRESSIVE    FUNDAMENTAL     AIM V.I.
                                U.S. EQUITY      GROWTH        GROWTH         VALUE
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust, at value ....   $        --   $   169,674   $    302,094   $         --
 Outside Trust, at value ....        52,211            --             --      1,053,811
Receivable from portfolio/
  JHVLICO ...................             2           891            950          3,027
                                -----------   -----------   ------------   ------------
Total assets ................        52,213       170,565        303,044      1,056,838
LIABILITIES
Payable to portfolio/
  JHVLICO ...................            --           892            950          3,027
Asset charges payable .......             3            --             --             --
                                -----------   -----------   ------------   ------------
Total liabilities ...........             3           892            950          3,027
                                -----------   -----------   ------------   ------------
                                $    52,210   $   169,673   $    302,094   $  1,053,811
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $    52,210   $   169,673   $    302,094   $  1,053,811
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $    52,210   $   169,673   $    302,094   $  1,053,811
                                -----------   -----------   ------------   ------------
 Units outstanding ..........         5,072        20,377         29,518         35,453
                                -----------   -----------   ------------   ------------
 Unit value
  (accumulation) ............   $     10.29   $      8.33   $      10.23   $      29.72
                                ===========   ===========   ============   ============

                                  FIDELITY      FIDELITY     JANUS ASPEN   JANUS ASPEN
                                    VIP          VIP II        GLOBAL       WORLDWIDE
                                  GROWTH       CONTRAFUND    TECHNOLOGY       GROWTH
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
ASSETS
Investment in shares
 of portfolios of:
 Outside Trust, at value ....    $1,449,128   $   991,597   $    289,821   $    477,065
Receivable from
 portfolio/
 JHVLICO ....................         2,186         2,244          1,717          2,093
                                -----------   -----------   ------------   ------------
Total assets ................     1,451,314       993,841        291,538        479,158
LIABILITIES
Payable to
 portfolio/
 JHVLICO ....................         2,186         2,245          1,717          2,093
Asset charges payable .......            --            --             --             --
                                -----------   -----------   ------------   ------------
Total liabilities ...........         2,186         2,245          1,717          2,093
                                -----------   -----------   ------------   ------------
                                $ 1,449,128   $   991,596   $    289,821   $    477,065
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $ 1,449,128   $   991,596   $    289,821   $    477,065
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $ 1,449,128   $   991,596   $    289,821   $    477,065
                                -----------   -----------   ------------   ------------
 Units outstanding ..........        20,389        35,776         68,276         73,806
                                -----------   -----------   ------------   ------------
 Unit value
  (accumulation) ............   $     71.07   $     27.72   $       4.24   $       6.46
                                ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2001

                                             MFS NEW
                                            DISCOVERY     TEMPLETON    V.A. RELATIVE V.A. FINANCIAL
                                             SERIES     INTERNATIONAL      VALUE       INDUSTRIES
                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                           -----------   -----------   ------------   ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust, at value              $        --   $        --   $    244,659   $    173,319
 Outside Trust, at value ..............        456,214        90,241             --             --
Receivable from
 portfolio/JHVLICO ....................          1,717           628          4,050            701
                                           -----------   -----------   ------------   ------------
Total assets ..........................        457,931        90,869        248,709        174,020
LIABILITIES
Payable to portfolio/
  JHVLICO .............................          1,717           628          4,050            701
Asset charges payable .................             --            --             --             --
                                           -----------   -----------   ------------   ------------
Total liabilities .....................          1,717           628          4,050            701
                                           -----------   -----------   ------------   ------------
                                           $   456,214   $    90,241   $    244,659   $    173,319
                                           -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units ...................    $   456,214   $    90,241   $    244,659   $    173,319
                                           -----------   -----------   ------------   ------------
 Total net assets .....................    $   456,214   $    90,241   $    244,659   $    173,319
                                           -----------   -----------   ------------   ------------
 Units outstanding ....................         27,665         4,272         13,906         11,086
                                           -----------   -----------   ------------   ------------
 Unit value
  (accumulation) ......................    $     16.49   $    21.12    $      17.59   $      15.63
                                           ===========   ===========   ============   ============

                                                           HEALTH
                                          V.A. STRATEGIC  SCIENCES     INTERNATIONAL   LARGE CAP
                                             INCOME         FUND          EQUITY       VALUE CORE
                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                           -----------   -----------   ------------   ------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust, at value .........    $    32,668   $        --   $         --   $         --
 John Hancock Variable
  Series Trust I, at value ............             --       212,579         28,823        179,246
Receivable from portfolio/
  JHVLICO .............................            296           849             28            838
                                           -----------   -----------   ------------   ------------
Total assets ..........................         32,964       213,428         28,851        180,084
LIABILITIES
Payable to
 portfolio/JHVLICO ....................            296           849             28            838
Asset charges payable .................             --            --             --             --
                                           -----------   -----------   ------------   ------------
Total liabilities .....................            296           849             28            838
                                           -----------   -----------   ------------   ------------
                                           $    32,668   $   212,579   $     28,823   $    179,246
                                           -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units ...................    $    32,668   $   212,579   $     28,823   $    179,246
                                           -----------   -----------   ------------   ------------
 Total net assets .....................    $    32,668   $   212,579   $     28,823   $    179,246
                                           -----------   -----------   ------------   ------------
 Units outstanding ....................          2,361        21,659          3,591         17,285
                                           -----------   -----------   ------------   ------------
 Unit value
  (accumulation) ......................    $     13.84   $      9.81   $       8.03   $      10.37
                                           ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2001

                                 LARGE/MID     SMALL CAP      AIM V.I.     MFS INVESTORS
                                 CAP VALUE       VALUE         GROWTH      GROWTH STOCK
                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I, at value ..   $ 7,568,367   $ 1,243,221   $         --   $         --
 Outside Trust, at value ....            --            --        128,030         42,747
Receivable from
 portfolio/JHVLICO ..........        12,355        83,963            608             14
                                -----------   -----------   ------------   ------------
Total assets ................     7,580,722     1,327,184        128,638         42,761
LIABILITIES
Payable to portfolio/
  JHVLICO ...................        12,028        83,963            608             14
Asset charges payable .......           326            --             --             --
                                -----------   -----------   ------------   ------------
Total liabilities ...........        12,354        83,963            608             14
                                -----------   -----------   ------------   ------------
                                $ 7,568,368   $ 1,243,221   $    128,030   $     42,747
                                -----------   -----------   ------------   ------------
NET ASSETS:
 Accumulation units .........   $ 7,568,368   $ 1,243,221   $    128,030   $     42,747
                                -----------   -----------   ------------   ------------
 Total net assets ...........   $ 7,568,368   $ 1,243,221   $    128,030   $     42,747
                                -----------   -----------   ------------   ------------
 Units outstanding ..........       486,262        74,028          6,163          4,289
                                -----------   -----------   ------------   ------------
 Unit value (accumulation) ..   $     15.56   $     16.79   $      20.77   $       9.97
                                ===========   ===========   ============   ============

                                                                           MFS RESEARCH
                                                                              SERIES
                                                                            SUBACCOUNT
                                                                           ------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ...............................................   $     85,267
Receivable from portfolio/JHVLICO ......................................              5
                                                                           ------------
Total assets ...........................................................         85,272
LIABILITIES
Payable to portfolio/JHVLICO  ..........................................             --
Asset charges payable ..................................................              5
                                                                           ------------
Total liabilities ......................................................              5
                                                                           ------------
                                                                           $     85,267
                                                                           ------------
NET ASSETS:
 Accumulation units ....................................................   $     85,267
                                                                           ------------
 Total net assets ......................................................   $     85,267
                                                                           ------------
 Units outstanding .....................................................          4,568
                                                                           ------------
 Unit value (accumulation) .............................................   $      18.67
                                                                           ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                       LARGE CAP                 INTERNATIONAL    SMALL CAP
                                        GROWTH      ACTIVE BOND   EQUITY INDEX      GROWTH
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ........................  $    215,685   $14,709,310   $    309,473   $         --
 Interest on policy loans .........     1,732,312     4,683,009        225,868             --
                                     ------------   -----------   ------------   ------------
Total investment income ...........     1,947,997    19,392,319        535,341             --
Expenses:
 Mortality and expense risks ......       772,251     1,083,905        124,010         62,004
                                     ------------   -----------   ------------   ------------
Net investment income (loss) ......     1,175,746    18,308,414        411,331        (62,004)
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares ........       122,209       254,697     (1,233,213)    (3,273,803)
 Realized gain distributions ......            --            --          2,355             --
                                     ------------   -----------   ------------   ------------
Realized gains (losses) ...........       122,209       254,607     (1,230,858)    (3,273,803)
Change in unrealized
 appreciation
 (depreciation) during the
 period ...........................   (24,654,732)    2,474,513     (3,559,869)     1,819,951
                                     ------------   -----------   ------------   ------------
Net increase
 (decrease) in net assets
 resulting from operations ........  $(23,356,777)  $21,037,534   $ (4,379,396)  $ (1,515,856)
                                     ============   ===========   ============   ============

                                        GLOBAL       MID CAP       LARGE CAP        MONEY
                                       BALANCED       GROWTH         VALUE          MARKET
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ........................  $     12,566   $        --   $    190,984   $  2,724,130
 Interest on policy loans                      --            --             --      1,043,435
                                     ------------   -----------   ------------   ------------
Total investment income ...........        12,566            --        190,984      3,767,565
Expenses:
 Mortality and expense risks ......         5,525        90,412         63,477        450,313
                                     ------------   -----------   ------------   ------------
Net investment income (loss) ......         7,041       (90,412)       127,507      3,317,252
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares ........      (109,568)   (7,541,959)       215,945             --
 Realized gain
  distributions ...................            --            --        207,817             --
                                     ------------   -----------   ------------   ------------
Realized gains (losses) ...........      (109,568)   (7,541,959)       423,762             --
Change in unrealized
 appreciation (depreciation)
 during the period ................        20,142      (447,654)      (350,171)            --
                                     ------------   -----------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations .......................  $    (82,385)  $(8,080,025)  $    201,098   $  3,317,252
                                     ============   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                      STATEMENT OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                 SMALL/MID    REAL ESTATE     GROWTH &
                                 CAP GROWTH      EQUITY        INCOME        MANAGED
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ..................   $        --   $   612,991   $  3,764,101   $  7,964,491
 Interest on policy loans ...            --       173,091     14,623,249      6,348,980
                                -----------   -----------   ------------   ------------
Total investment income .....            --       786,082     18,387,350     14,313,471
Expenses:
 Mortality and expense
  risks .....................        73,257        89,641      3,388,451      2,551,441
                                -----------   -----------   ------------   ------------
Net investment income
  (loss) ....................       (73,257)      696,441     14,998,899     11,762,030
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares ..      (981,468)      556,692      7,486,424      5,262,599
 Realized gain
  distributions .............            --       474,775             --      1,933,616
                                -----------   -----------   ------------   ------------
Realized gains (losses) .....      (981,468)    1,031,467      7,486,424      7,196,215
Change in unrealized
 appreciation (depreciation)
 during the period ..........     1,362,634      (743,344)  (148,114,482)   (26,272,548)
                                -----------   -----------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations .................   $   307,909   $   984,564  $(125,629,159)  $ (7,313,303)
                                ===========   ===========  =============   ============

                                SHORT-TERM     SMALL CAP    INTERNATIONAL     EQUITY
                                   BOND          EQUITY     OPPORTUNITIES     INDEX
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ..................   $   115,661   $     2,608   $     36,326   $    322,638
 Interest on policy loans ...            --            --             --             --
                                -----------   -----------   ------------   ------------
Total investment income .....       115,661         2,608         36,326        322,638
Expenses:
 Mortality and expense
  risks .....................         9,963        20,054         25,702        145,488
                                -----------   -----------   ------------   ------------
Net investment income
 (loss) .....................       105,698       (17,446)        10,624        177,150
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares ..        13,263      (965,308)    (1,827,992)       699,429
 Realized gain
  distributions .............            --            --             --        949,581
                                -----------   -----------   ------------   ------------
Realized gains (losses) .....        13,263      (965,308)    (1,827,992)     1,649,010
Change in unrealized
 appreciation (depreciation)
 during the period ..........        23,040       833,167        631,002     (5,391,314)
                                -----------   -----------   ------------   ------------
Net increase
 (decrease) in net assets
 resulting from operations ..   $   142,001   $  (149,587)  $ (1,186,366)  $ (3,565,154)
                                ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                      STATEMENT OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                  GLOBAL       EMERGING                     SMALL/MID
                                   BOND         MARKETS      BOND INDEX      CAP CORE
                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ..................   $    91,109   $     3,632   $    110,178   $      3,830
                                -----------   -----------   ------------   ------------
Total investment income .....        91,109         3,632        110,178          3,830
Expenses:
 Mortality and expense
  risks .....................        11,401         6,658          7,046          2,553
                                -----------   -----------   ------------   ------------
Net investment income
 (loss) .....................        79,708        (3,026)       103,132          1,277
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of
  portfolio shares ..........       (18,675)     (350,867)        29,627        (52,457)
 Realized gain
  distributions .............            --            --          5,332             --
                                -----------   -----------   ------------   ------------
Realized gains (losses)......       (18,675)     (350,867)        34,959        (52,457)
Change in unrealized
 appreciation
 (depreciation) during the
 period .....................      (112,702)      250,077        (29,500)        88,695
                                -----------   -----------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations .................   $   (51,669)  $  (103,816)  $    108,591   $     37,515
                                ===========   ===========   ============   ============

                                                               BRANDES       FRONTIER
                                 HIGH YIELD   TURNER CORE   INTERNATIONAL    CAPITAL
                                    BOND        GROWTH         EQUITY      APPRECIATION
                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ------------   ------------
Investment income:
Income:
 Dividends ..................   $    78,123   $       313   $      8,474   $         --
                                -----------   -----------   ------------   ------------
Total investment income              78,123           313          8,474             --
Expenses:
 Mortality and expense
  risks .....................         3,321         1,894          3,484          4,417
                                -----------   -----------   ------------   ------------
Net investment income
 (loss) .....................        74,802        (1,581)         4,990         (4,417)
Realized gains (losses)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares ..........      (120,786)      (77,189)        79,134         18,292
 Realized gain
  distributions .............            --            --         25,191          6,709
                                -----------   -----------   ------------   ------------
Realized gains (losses)            (120,786)      (77,189)       104,325         25,001
Change in unrealized
 appreciation
 (depreciation) during
 the period .................        38,089       (22,334)      (189,182)        (8,462)
                                -----------   -----------   ------------   ------------
Net increase (decrease)
 in net assets resulting
 from operations ............   $    (7,895)  $  (101,104)  $    (79,867)  $     12,122
                                ===========   ===========   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                             CLIFTON     LARGE CAP
                             ENHANCED    AGGRESSIVE  FUNDAMENTAL     AIM V.I.
                           U.S. EQUITY     GROWTH       GROWTH        VALUE
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           ------------  ----------  ------------  ------------
Investment income:
Income:
 Dividends...............   $  2,353      $    --     $     --      $  1,133
                            --------      -------     --------      --------
Total investment income..      2,353           --           --         1,133
Expenses:
 Mortality and expense
  risks..................        290           --           --            --
                            --------      -------     --------      --------
Net investment income....      2,063           --           --         1,133
Realized gains (losses)
 on investments:
 Realized losses on sale
  of portfolio shares....    (1,090)      (8,961)     (49,628)      (18,474)
 Realized gain
  distributions..........         --           --           --        17,192
                            --------      -------     --------      --------
Realized losses..........     (1,090)      (8,961)     (49,628)       (1,282)
Change in unrealized
 appreciation
 (depreciation) during
 the period..............     (8,459)       2,871      (10,636)      (19,270)
                            --------      -------     --------      --------
Net decrease in net
 assets resulting from
 operations..............   $ (7,486)     $(6,090)    $(60,264)     $(19,419)
                            ========      =======     ========      ========




                                         FIDELITY    JANUS ASPEN    JANUS ASPEN
                            FIDELITY      VIP II        GLOBAL       WORLDWIDE
                           VIP GROWTH    CONTRAFUND   TECHNOLOGY       GROWTH
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------   -----------  ------------  -------------
Investment income:
Income:
 Dividends...............   $     --     $   299      $    978       $    721
                            --------     -------      --------       --------
Total investment income           --         299           978            721
Expenses:
 Mortality and expense
  risks..................         --          --            --             --
                            --------     -------      --------       --------
Net investment income....         --         299           978            721
Realized gains (losses)
 on investments:
 Realized losses on
  sale of portfolio
  shares.................    (33,084)     (5,468)      (13,100)        (6,832)
 Realized gain
  distributions..........     10,290       1,195            --             --
                            --------     -------      --------       --------
Realized losses..........    (22,794)     (4,273)      (13,100)        (6,832)
Change in unrealized
 appreciation
 (depreciation) during
 the period..............     (2,000)     17,286       (26,650)       (24,118)
                            --------     -------      --------       --------
Net increase (decrease)
 in net assets
 resulting from
 operations..............   $(24,794)    $13,312      $(38,772)      $(30,229)
                            ========     =======      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001


                           MFS NEW                                     V.A. FINANCIAL
                          DISCOVERY     TEMPLETON    V.A. RELATIVE       INDUSTRIES
                            SERIES    INTERNATIONAL      VALUE           SUBACCOUNT*
                          SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*     ------------------
                          ----------  -------------  ---------------
Investment income:
Income:
 Dividends............    $  4,478     $    2,295    $          153    $           873
 Interest on policy
  loans...............          --             --                --                 --
                          --------     ----------    --------------    ---------------
Total investment
 income...............       4,478          2,295               153                873
Expenses:
 Mortality and expense
  risks...............          --             --                --                 --
                          --------     ----------    --------------    ---------------
Net investment income        4,478          2,295               153                873
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares..............      (9,060)        (4,254)           (6,956)              (310)
 Realized gain
  distributions.......         177         18,052            13,135              4,784
                          --------     ----------    --------------    ---------------
Realized gains
 (losses).............      (8,883)        13,798             6,179              4,474
Change in unrealized
 appreciation
 (depreciation) during
 the period...........      18,620        (25,301)           22,699               (697)
                          --------     ----------    --------------    ---------------
Net increase
 (decrease) in net
 assets resulting from
 operations...........    $ 14,215     $   (9,208)   $       29,031    $         4,650
                          ========     ==========    ==============    ===============




                          V.A. STRATEGIC   HEALTH SCIENCES   INTERNATIONAL     LARGE CAP
                              INCOME             FUND            EQUITY       VALUE CORE
                            SUBACCOUNT*      SUBACCOUNT*      SUBACCOUNT*     SUBACCOUNT*
                          ---------------  ----------------  --------------  -------------
Investment income:
Income:
 Dividends............        $ 764             $  --            $  15          $  149
 Interest on policy
  loans...............           --                --               --              --
                              -----             -----            -----          ------
Total investment
 income...............          764                --               15             149
Expenses:
 Mortality and expense
  risks...............           --                --               --              --
                              -----             -----            -----          ------
Net investment income           764                --               15             149
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares..............           (5)              (88)            (553)           (115)
 Realized gain
  distributions.......           --                --               --              --
                              -----             -----            -----          ------
Realized losses.......           (5)              (88)            (553)           (115)
Change in unrealized
 appreciation
 (depreciation) during
 the period...........         (339)             (465)             786           2,071
                              -----             -----            -----          ------
Net increase
 (decrease) in net
 assets resulting from
 operations...........        $ 420             $(553)           $ 248          $2,105
                              =====             =====            =====          ======




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    FOR THE PERIODS ENDED DECEMBER 31, 2001


                         LARGE/MID    SMALL CAP    AIM V.I.     MFS INVESTORS
                         CAP VALUE      VALUE       GROWTH       GROWTH STOCK
                        SUBACCOUNT*  SUBACCOUNT*  SUBACCOUNT*    SUBACCOUNT*
                        -----------  -----------  -----------  -----------------
Investment income:
Income:
 Dividends ............ $    1,928   $    3,485   $     306     $           --
                        ----------   ----------   ---------     --------------
Total investment
 income ...............      1,928        3,485         306                 --
Expenses:
 Mortality and
  expense risks .......      1,319           --          --                 --
                        ----------   ----------   ---------     --------------
Net investment income
 (loss) ...............        609        3,485         306                 --
Realized gains
 (losses) on
 investments:
 Realized gain
  (losses) on sale of
  portfolio shares ....      1,675      (10,861)       (465)            (3,728)
 Realized gain
  distributions .......         --        6,328          --                 --
                        ----------   ----------   ---------     --------------
Realized gain
 (losses) .............      1,675       (4,533)       (465)            (3,728)
Change in unrealized
 appreciation during
 the period ...........     48,877       81,499       3,097              1,135
                        ----------   ----------   ---------     --------------
Net increase
 (decrease) in net
 assets resulting
 from operations ...... $   51,161   $   80,451   $   2,938     $       (2,593)
                        ==========   ==========   =========     ==============

                                                                  MFS RESEARCH
                                                                     SERIES
                                                                   SUBACCOUNT*
                                                                 ---------------
Investment income:
Income:
 Dividends .....................................................     $   --
                                                                     ------
Total investment income ........................................         --
Expenses:
 Mortality and expense risks ...................................         --
                                                                     ------
Net investment income (loss) ...................................         --
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .....................       (249)
 Realized gain distributions ...................................         --
                                                                     ------
Realized loss ..................................................       (249)
Change in unrealized appreciation during the period ............      5,412
                                                                     ------
Net increase (decrease) in net assets resulting from
 operations ....................................................     $5,163
                                                                     ======

---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,


                                         LARGE CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income .......... $  1,175,746   $ 22,382,097    $ 24,389,814
 Realized gains .................      122,209      6,354,615       4,239,424
 Change in unrealized
  appreciation (depreciation)
  during the period .............  (24,654,732)   (58,311,265)      1,727,703
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations .....................  (23,356,777)   (29,574,553)     30,356,941
Policy transactions:
 Net premiums from
 policyholders ..................   24,842,494     54,787,090      37,307,814
 Transfers to policyholders for
  benefits and terminations .....  (29,017,968)   (45,234,118)    (25,817,420)
 Net change in policy loans .....    1,243,595      4,132,563              --
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions ...................   (2,931,879)    13,685,535      11,490,394
                                  ------------   ------------    ------------
Total increase (decrease) in
 net assets .....................  (26,378,656)   (15,889,018)     41,847,335
Net assets at beginning of
 period .........................  161,173,314    177,062,332     135,214,997
                                  ------------   ------------    ------------
Net assets at end of period ..... $134,794,658   $161,173,314    $177,062,332
                                  ============   ============    ============

                                            ACTIVE BOND SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income .......... $ 18,308,414   $ 18,115,560    $ 20,233,648
 Realized gains .................      254,607        234,368         192,098
 Change in unrealized
  appreciation (depreciation)
  during the period .............    2,474,513      7,954,643     (20,304,536)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations ......   21,037,534     26,304,571         121,210
Policy transactions:
 Net premiums from
  policyholders .................   31,042,450     24,388,007      26,114,799
 Transfers to policyholders for
  benefits and terminations .....  (34,543,198)   (50,304,465)    (35,577,616)
 Net change in policy loans .....   (2,632,764)     2,979,088              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions ...................   (6,132,512)   (22,937,370)     (9,462,817)
                                  ------------   ------------    ------------
Total increase (decrease) in
 net assets .....................   14,905,022      3,367,201      (9,341,607)
Net assets at beginning of
 period .........................  296,488,000    293,120,799     302,462,406
                                  ------------   ------------    ------------
Net assets at end of period ..... $311,393,022   $296,488,000    $293,120,799
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                     INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                    ----------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income ............ $   411,331   $  1,256,536    $   950,123
 Realized gains (losses) ..........  (1,230,858)       527,088        168,248
 Change in unrealized
  appreciation (depreciation)
  during the period ...............  (3,559,869)    (7,357,143)     5,712,567
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations .......................  (4,379,396)    (5,573,519)     6,830,938
Policy transactions:
 Net premiums from policyholders ..   6,546,143     16,151,560      7,373,967
 Transfers to policyholders for
  benefits and terminations .......  (6,786,942)   (17,604,169)    (6,834,914)
Net change in policy loans ........      80,805        268,427             --
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................    (159,994)    (1,184,182)       539,053
                                    -----------   ------------    -----------
Total increase (decrease) in net
 assets ...........................  (4,539,390)    (6,757,701)     7,369,991
Net assets at beginning of
 period ...........................  25,141,338     31,899,039     24,529,048
                                    -----------   ------------    -----------
Net assets at end of period ....... $20,601,948   $ 25,141,338    $31,899,039
                                    ===========   ============    ===========

                                          SMALL CAP GROWTH SUBACCOUNT
                                    ----------------------------------------
                                       2001           2000           1999
                                    ------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) ..... $   (62,004)  $  1,050,290    $ 1,234,844
 Realized gains (losses) ..........  (3,273,803)     2,288,594        491,241
 Change in unrealized
  appreciation (depreciation)
  during the period ...............   1,819,951     (6,989,013)     2,317,857
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations .......................  (1,515,856)     3,650,129      4,043,942
Policy transactions:
 Net premiums from policyholders ..  11,047,516     16,581,395      4,316,218
 Transfers to policyholders for
  benefits and terminations .......  (8,179,056)   (12,139,157)    (2,206,402)
 Net change in policy loans .......          --             --             --
                                    -----------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions .....................   2,868,460      4,422,238      2,109,816
                                    -----------   ------------    -----------
Total increase in net assets ......   1,352,604        792,109      6,153,758
Net assets at beginning of
 period ...........................  11,617,687     10,825,578      4,671,820
                                    -----------   ------------    -----------
Net assets at end of period ....... $12,970,291   $ 11,617,687    $10,825,578
                                    ===========   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                             GLOBAL BALANCED SUBACCOUNT
                                     -----------------------------------------
                                        2001          2000            1999
                                     ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income............   $     7,041   $    40,892    $     92,816
 Realized gains (losses)..........      (109,568)      (15,033)          4,711
 Change in unrealized
  appreciation (depreciation)
  during the period...............        20,142      (129,800)        (38,997)
                                     -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting
 from operations..................       (82,385)      103,941          58,530
Policy transactions:
 Net premiums from policyholders..       650,807       308,810         377,958
 Transfers to policyholders for
  benefits and terminations.......      (553,161)     (397,631)       (131,331)
 Net change in policy loans.......            --            --              --
                                     -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions.....................        97,646       (88,821)        246,627
                                     -----------   -----------    ------------
Total increase (decrease) in net
 assets...........................        15,261      (192,762)        305,157
Net assets at beginning of period        984,470     1,177,232         872,075
                                     -----------   -----------    ------------
Net assets at end of period.......   $   999,731   $   984,470    $  1,177,232
                                     ===========   ===========    ============




                                            MID CAP GROWTH SUBACCOUNT
                                    ------------------------------------------
                                        2001           2000           1999
                                    -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)....   $    (90,412)  $  3,012,855    $ 2,058,661
 Realized gains (losses).........     (7,541,959)     3,196,857        773,222
 Change in unrealized
  appreciation (depreciation)
  during the period..............       (447,654)   (17,335,527)     6,801,000
                                    ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting
 from operations.................     (8,080,025)   (11,125,815)     9,632,883
Policy transactions:
 Net premiums from
 policyholders...................     19,009,136     24,005,539      8,941,124
 Transfers to policyholders for
  benefits and terminations......    (12,498,215)   (14,258,423)    (2,937,257)
 Net change in policy loans......             --             --             --
                                    ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions....................      6,510,921      9,747,116      6,003,867
                                    ------------   ------------    -----------
Total increase (decrease) in net
 assets..........................     (1,569,104)    (1,378,699)    15,636,750
Net assets at beginning
 of period.......................     19,473,556     20,852,255      5,215,505
                                    ------------   ------------    -----------
Net assets at end of period......   $ 17,904,452   $ 19,473,556    $20,852,255
                                    ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                           LARGE CAP VALUE SUBACCOUNT
                                   --------------------------------------------
                                       2001            2000            1999
                                   --------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income.........    $     127,507   $    503,295    $    593,922
 Realized gains................          423,762        126,864         165,556
 Change in unrealized
  appreciation (depreciation)
  during the period............         (350,171)       660,671        (569,216)
                                   -------------   ------------    ------------
Net increase in net assets
 resulting from operations.....          201,098      1,290,830         190,262
Policy transactions:
 Net premiums from
  policyholders................       19,479,666      8,255,210       3,166,658
 Transfers to policyholders for
  benefits and terminations....      (13,063,494)    (9,001,071)     (1,903,017)
 Net change in policy loans....               --             --              --
                                   -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions..................        6,416,172       (745,861)      1,263,641
                                   -------------   ------------    ------------
Total increase (decrease) in
 net assets....................        6,617,270        544,968       1,453,903
Net assets at beginning of
 period........................       10,098,262      9,553,293       8,099,390
                                   -------------   ------------    ------------
Net assets at end of period....    $  16,715,532   $ 10,098,262    $  9,553,293
                                   =============   ============    ============




                                             MONEY MARKET SUBACCOUNT
                                   --------------------------------------------
                                       2001            2000            1999
                                   --------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income.........    $   3,317,252   $  4,354,966    $  3,517,874
 Realized gains (losses).......               --             --              --
 Change in unrealized
  appreciation (depreciation)
  during the period............               --             --              --
                                   -------------   ------------    ------------
Net increase in net assets
 resulting from operations.....        3,317,252      4,354,966       3,517,874
Policy transactions:
 Net premiums from
  policyholders................      172,249,381     88,021,053      33,694,123
 Transfers to policyholders for
  benefits and terminations....     (159,566,884)   (88,733,326)    (30,672,090)
 Net change in policy loans....         (724,780)       110,539              --
                                   -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions..................       11,957,717       (601,734)      3,022,033
                                   -------------   ------------    ------------
Total increase in net assets...       15,274,969      3,753,232       6,539,907
Net assets at beginning of
 period........................       80,391,873     76,638,641      70,098,734
                                   -------------   ------------    ------------
Net assets at end of period....    $  95,666,842   $ 80,391,873    $ 76,638,641
                                   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         SMALL/MID CAP GROWTH SUBACCOUNT
                                     ----------------------------------------
                                         2001          2000           1999
                                     ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).....   $   (73,257)  $ 1,256,776    $ 1,833,840
 Realized losses..................      (981,468)     (293,946)       (13,020)
 Change in unrealized appreciation
  (depreciation) during the period     1,362,634        32,687     (1,274,161)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations........       307,909       995,517        546,659
Policy transactions:
 Net premiums from policyholders..     7,279,254     4,357,085      3,493,643
 Transfers to policyholders for
  benefits and terminations.......    (6,151,260)   (4,910,148)    (3,105,108)
 Net change in policy loans.......            --            --             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions.....................     1,127,994      (553,063)       388,535
                                     -----------   -----------    -----------
Total increase in net assets......     1,435,903       442,454        935,194
Net assets at beginning of period.    12,852,027    12,409,573     11,474,379
                                     -----------   -----------    -----------
Net assets at end of period.......   $14,287,930   $12,852,027    $12,409,573
                                     ===========   ===========    ===========




                                         REAL ESTATE EQUITY SUBACCOUNT
                                   ------------------------------------------
                                       2001           2000            1999
                                   -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income...........  $    696,441   $  1,313,350    $   823,618
 Realized gains (losses).........     1,031,467       (982,035)       123,591
 Change in unrealized
  appreciation (depreciation)
  during the period..............      (743,344)     3,101,113     (1,106,755)
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from operations.......       984,564      3,432,428       (159,546)
Policy transactions:
 Net premiums from policyholders     16,758,790      9,280,044      2,304,591
 Transfers to policyholders for
  benefits and terminations......   (14,240,037)   (11,124,908)    (3,311,591)
 Net change in policy loans......      (106,683)       492,770             --
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions....................     2,412,070     (1,352,094)    (1,007,000)
                                   ------------   ------------    -----------
Total increase in net assets.....     3,396,634      2,080,334     (1,166,546)
Net assets at beginning of period    15,458,806     13,378,472     14,545,018
                                   ------------   ------------    -----------
Net assets at end of period......  $ 18,855,440   $ 15,458,806    $13,378,472
                                   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         GROWTH & INCOME SUBACCOUNT
                              -------------------------------------------------
                                   2001             2000              1999
                              ---------------  ---------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income......  $   14,998,899   $  176,578,584    $  131,096,419
 Realized gains.............       7,486,424       29,822,980        22,802,197
 Change in unrealized
  appreciation
  (depreciation) during
  the period................    (148,114,482)    (334,928,257)        7,687,109
                              --------------   --------------    --------------
Net increase (decrease) in
 net assets resulting from
 operations.................    (125,629,159)    (128,526,693)      161,585,725
Policy transactions:
 Net premiums from
  policyholders.............      68,546,265       88,999,014       101,973,160
 Transfers to
  policyholders for
  benefits and
  terminations..............    (117,945,952)    (150,673,591)     (133,701,210)
 Net change in policy
  loans.....................       5,352,327        8,156,702                --
                              --------------   --------------    --------------
Net decrease in net assets
 resulting from policy
 transactions...............     (44,047,340)     (53,517,875)      (31,728,050)
                              --------------   --------------    --------------
Total increase (decrease)
 in net assets..............    (169,676,499)    (182,044,568)      129,857,675
Net assets at beginning of
 period ....................   1,096,694,986    1,278,739,554     1,148,881,879
                              --------------   --------------    --------------
Net assets at end of
 period.....................  $  927,018,487   $1,096,694,986    $1,278,739,554
                              ==============   ==============    ==============




                                              MANAGED SUBACCOUNT
                                  ------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income.......     $ 11,762,030   $406,433,578    $ 42,532,921
 Realized gains..............        7,196,215      6,751,143       5,060,826
 Change in unrealized
  depreciation during
  the period.................      (26,271,548)   (50,083,997)     (9,288,287)
                                  ------------   ------------    ------------
Net increase (decrease) in
 net assets resulting from
 operations..................       (7,313,303)     3,100,724      38,305,460
Policy transactions:
 Net premiums from
 policyholders...............       50,611,942     40,693,833      44,546,082
 Transfers to policyholders
  for benefits and
  terminations...............      (59,147,863)   (65,528,220)    (55,332,758)
 Net change in policy loans..       (6,889,706)     3,281,229              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions................      (15,425,627)   (21,553,158)    (10,786,676)
                                  ------------   ------------    ------------
Total increase (decrease) in
 net assets..................      (22,738,930)   (18,452,434)     27,518,784
Net assets at beginning of
 period......................      481,620,316    500,072,750     472,553,966
                                  ------------   ------------    ------------
Net assets at end of period..     $458,881,386   $481,620,316    $500,072,750
                                  ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                             SHORT-TERM BOND SUBACCOUNT
                                        -------------------------------------
                                           2001         2000          1999
                                        -----------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income................  $  105,698   $   61,416    $   48,624
 Realized gains (losses)..............      13,263      (16,575)       (3,107)
 Change in unrealized appreciation
  (depreciation) during
   the period.........................      23,040       35,100       (23,648)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from operations......................     142,001       79,941        21,869
Policy transactions:
 Net premiums from policyholders......   2,763,151      803,554       690,849
 Transfers to policyholders for
  benefits and terminations...........  (1,264,860)    (503,216)     (178,124)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from policy transactions.............   1,498,291      300,338       512,725
                                        ----------   ----------    ----------
Total increase in net assets..........   1,640,292      380,279       534,594
Net assets at beginning of period.....   1,509,762    1,129,483       594,889
                                        ----------   ----------    ----------
Net assets at end of period...........  $3,150,054   $1,509,762    $1,129,483
                                        ==========   ==========    ==========




                                            SMALL CAP EQUITY SUBACCOUNT
                                      ----------------------------------------
                                         2001          2000           1999
                                      ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)......   $   (17,446)  $   247,666    $    72,629
 Realized losses...................      (965,308)     (493,450)   $  (217,582)
 Change in unrealized appreciation
  (depreciation) during the
  period...........................       833,167      (206,562)       (40,472)
                                      -----------   -----------    -----------
Net decrease in net assets
 resulting from operations.........      (149,587)     (452,346)      (185,425)
Policy transactions:
 Net premiums from policyholders...     6,336,087     3,192,940      1,446,109
 Transfers to policyholders for
  benefits and terminations........    (5,249,414)   (3,573,614)    (1,547,128)
                                      -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions......................     1,086,673      (380,674)      (101,019)
                                      -----------   -----------    -----------
Total increase (decrease) in net
 assets............................       937,086      (833,020)      (286,444)
Net assets at beginning of period..     3,278,396     4,111,416      4,397,860
                                      -----------   -----------    -----------
Net assets at end of period........   $ 4,215,482   $ 3,278,396    $ 4,111,416
                                      ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                      INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                    ------------------------------------------
                                        2001           2000            1999
                                    -------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income...........   $     10,624   $    270,954    $   330,389
 Realized gains (losses).........     (1,827,992)       116,886        123,861
 Change in unrealized
  appreciation (depreciation)
  during the period..............        631,002     (1,564,313)       839,140
                                    ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations     (1,186,366)    (1,176,473)     1,293,390
Policy transactions:
 Net premiums from policyholders      22,978,410     12,173,743      1,632,955
 Transfers to policyholders for
  benefits and terminations......    (21,913,599)   (11,382,965)    (1,315,539)
                                    ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions....................      1,064,811        790,778        317,416
                                    ------------   ------------    -----------
Total increase (decrease) in net
 assets..........................       (121,555)      (385,695)     1,610,806
Net assets at beginning
 of period.......................      4,924,891      5,310,586      3,699,780
                                    ------------   ------------    -----------
Net assets at end of period......   $  4,803,336   $  4,924,891    $ 5,310,586
                                    ============   ============    ===========




                                             EQUITY INDEX SUBACCOUNT
                                      ----------------------------------------
                                         2001          2000           1999
                                      ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income..............  $   177,150   $ 1,188,703    $   817,715
 Realized gains.....................    1,649,010       946,085        471,802
 Change in unrealized appreciation
  (depreciation) during the period..   (5,391,314)   (4,757,606)     2,019,913
                                      -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations...   (3,565,154)   (2,622,818)     3,309,430
Policy transactions:
 Net premiums from policyholders....   14,355,554    12,189,141      7,762,529
 Transfers to policyholders for
  benefits and terminations.........   (7,121,900)   (5,133,282)    (2,563,485)
                                      -----------   -----------    -----------
Net increase in net assets resulting
 from policy transactions...........    7,233,654     7,055,859      5,199,044
                                      -----------   -----------    -----------
Total increase in net assets........    3,668,500     4,433,041      8,508,474
Net assets at beginning of period...   26,550,665    22,117,624     13,609,150
                                      -----------   -----------    -----------
Net assets at end of period.........  $30,219,165   $26,550,665    $22,117,624
                                      ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                                  GLOBAL BOND SUBACCOUNT
                                         --------------------------------------
                                             2001         2000          1999
                                         ------------  -----------   ----------
Increase (decrease) in net
 assets from operations:
 Net investment income................   $    79,708   $   99,027    $   81,580
 Realized losses......................       (18,675)     (44,965)       (1,996)
 Change in unrealized appreciation
  (depreciation) during the period....      (112,702)     134,921      (126,001)
                                         -----------   ----------    ----------
Net increase (decrease) in net
 assets resulting from operations.....       (51,669)     188,983       (46,417)
Policy transactions:
 Net premiums from policyholders......       920,184      783,050     1,115,699
 Transfers to policyholders for
  benefits and terminations...........      (751,186)    (925,366)     (292,075)
                                         -----------   ----------    ----------
Net increase (decrease) in net
 assets resulting from policy
 transactions.........................       168,998     (142,316)      823,624
                                         -----------   ----------    ----------
Total increase in net assets..........       117,329       46,667       777,207
Net assets at beginning of
 period...............................     1,929,342    1,882,675     1,105,468
                                         -----------   ----------    ----------
Net assets at end of period...........   $ 2,046,671   $1,929,342    $1,882,675
                                         ===========   ==========    ==========




                                              EMERGING MARKETS SUBACCOUNT
                                         --------------------------------------
                                            2001          2000          1999
                                         ------------  ------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).........   $    (3,026)  $    86,868    $  12,790
 Realized gains (losses)..............      (350,867)     (444,667)       5,339
 Change in unrealized appreciation
  (depreciation) during the period....       250,077      (303,818)      86,570
                                         -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations............      (103,816)     (661,617)     104,699
Policy transactions:
 Net premiums from policyholders......    10,415,800     9,958,808      433,406
 Transfers to policyholders for
  benefits and terminations...........    (9,957,990)   (8,600,117)    (144,400)
                                         -----------   -----------    ---------
Net increase in net assets resulting
 from policy transactions.............       457,810     1,358,691      289,006
                                         -----------   -----------    ---------
Total increase in net assets..........       353,994       697,074      393,705
Net assets at beginning of period.....     1,092,808       395,734        2,029
                                         -----------   -----------    ---------
Net assets at end of period...........   $ 1,446,802   $ 1,092,808    $ 395,734
                                         ===========   ===========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                                BOND INDEX SUBACCOUNT
                                         -------------------------------------
                                             2001         2000         1999
                                         ------------  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $   103,132   $   49,103    $ 15,852
 Realized gains (losses)..............        34,959       (7,112)     (1,422)
 Change in unrealized appreciation
  (depreciation) during the period....       (29,500)      49,798     (22,820)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from operations......................       108,591       91,789      (8,390)
Policy transactions:
 Net premiums from policyholders......     3,466,695      728,511     412,326
 Transfers to policyholders for
  benefits and terminations...........    (1,277,127)    (144,843)    (26,307)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from policy transactions.............     2,189,568      583,668     386,019
                                         -----------   ----------    --------
Total increase in net assets..........     2,298,159      675,457     377,629
Net assets at beginning of period.....     1,063,220      387,763      10,134
                                         -----------   ----------    --------
Net assets at end of period...........   $ 3,361,379   $1,063,220    $387,763
                                         ===========   ==========    ========




                                             SMALL/MID CAP CORE SUBACCOUNT
                                         ------------------------------------
                                             2001         2000         1999
                                         -----------   ----------    --------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    1,277    $   15,937    $  6,632
 Realized gains (losses)..............      (52,457)       10,460         252
 Change in unrealized appreciation
  (depreciation) during the period....       88,695       (24,998)      3,005
                                         ----------    ----------    --------
Net increase in net assets resulting
 from operations......................       37,515         1,399       9,889
Policy transactions:
 Net premiums from policyholders......    1,801,658       740,752      97,385
 Transfers to policyholders for
  benefits and terminations...........     (995,100)     (399,593)     (7,901)
                                         ----------    ----------    --------
Net increase in net assets resulting
 from policy transactions.............      806,558       341,159      89,484
                                         ----------    ----------    --------
Total increase in net assets..........      844,073       342,558      99,373
Net assets at beginning of period.....      442,039        99,481         108
                                         ----------    ----------    --------
Net assets at end of period...........   $1,286,112    $  442,039    $ 99,481
                                         ==========    ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                         HIGH YIELD BOND SUBACCOUNT
                                ---------------------------------------------
                                    2001           2000             1999
                                -------------  ------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income........  $     74,802   $    22,487    $         2,542
 Realized losses..............      (120,786)      (12,103)              (186)
 Change in unrealized
  appreciation (depreciation)
  during the period...........        38,089       (40,003)              (511)
                                ------------   -----------    ---------------
Net increase (decrease) in
 net assets resulting from
 operations...................        (7,895)      (29,619)             1,845
Policy transactions:
 Net premiums from
  policyholders...............    11,597,628     1,673,666             98,955
 Transfers to policyholders
  for benefits and
  terminations................   (10,508,627)   (1,436,309)           (13,078)
                                ------------   -----------    ---------------
Net increase in net assets
 resulting from policy
 transactions.................     1,089,001       237,357             85,877
                                ------------   -----------    ---------------
Total increase in net assets..     1,081,106       207,738             87,222
Net assets at beginning of
 period.......................       298,339        90,601              2,879
                                ------------   -----------    ---------------
Net assets at end of period...  $  1,379,445   $   298,339    $        90,601
                                ============   ===========    ===============




                                              TURNER CORE GROWTH SUBACCOUNT
                                           -----------------------------------
                                              2001        2000         1999
                                           ----------  ----------   ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............  $  (1,581)  $  52,855    $  35,936
 Realized gains (losses).................    (77,189)    102,027       44,245
 Change in unrealized appreciation
  (depreciation) during the period.......    (22,334)   (208,949)      37,727
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations...............   (101,104)    (54,067)     117,908
Policy transactions:
 Net premiums from policyholders.........    112,537     289,705      240,351
 Transfers to policyholders for
  benefits and terminations..............   (142,240)   (381,882)    (136,661)
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions......    (29,703)    (92,177)     103,690
                                           ---------   ---------    ---------
Total increase (decrease) in net assets..   (130,807)   (146,244)     221,598
Net assets at beginning of period........    389,948     536,192      314,594
                                           ---------   ---------    ---------
Net assets at end of period..............  $ 259,141   $ 389,948    $ 536,192
                                           =========   =========    =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                       BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                       ----------------------------------------
                                          2001           2000            1999
                                       ----------    ------------      --------
Increase (decrease) in net assets
 from operations:
 Net investment income..............   $   4,990     $     56,631      $ 16,549
 Realized gains.....................     104,325           20,196         7,704
 Change in unrealized appreciation
  (depreciation) during the period..    (189,182)         (44,043)      119,400
                                       ---------     ------------      --------
Net increase (decrease) in net
 assets resulting from operations...     (79,867)          32,784       143,653
Policy transactions:
 Net premiums from policyholders....     285,008          221,042       239,618
 Transfers to policyholders for
  benefits and terminations.........    (303,906)         (86,260)      (29,520)
                                       ---------     ------------      --------
Net increase (decrease) in net
 assets resulting from policy
 transactions.......................     (18,898)         134,782       210,098
                                       ---------     ------------      --------
Total increase (decrease) in net
 assets.............................     (98,765)         167,566       353,751
Net assets at beginning of period...     755,694          588,128       234,377
                                       ---------     ------------      --------
Net assets at end of period.........   $ 656,929     $    755,694      $588,128
                                       =========     ============      ========




                                       FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                       -----------------------------------------
                                           2001           2000           1999
                                       -------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).......    $  (4,417)     $ 217,366       $ 17,768
 Realized gains.....................       25,001        142,388         22,678
 Change in unrealized
  appreciation (depreciation)
  during the period.................       (8,462)      (339,964)       164,599
                                        ---------      ---------       --------
Net increase in net assets
 resulting from operations..........       12,122         19,790        205,045
Policy transactions:
 Net premiums from policyholders          309,675        543,347        255,268
 Transfers to policyholders for
  benefits and terminations.........     (282,058)      (399,772)       (89,136)
                                        ---------      ---------       --------
Net increase in net assets
 resulting from policy
 transactions.......................       27,617        143,575        166,132
                                        ---------      ---------       --------
Total increase in net assets........       39,739        163,365        371,177
Net assets at beginning of period...      892,039        728,674        357,497
                                        ---------      ---------       --------
Net assets at end of period.........    $ 931,778      $ 892,039       $728,674
                                        =========      =========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                  CLIFTON ENHANCED             LARGE CAP
                                    U.S. EQUITY            AGGRESSIVE GROWTH
                                     SUBACCOUNT               SUBACCOUNT
                            ----------------------------  -------------------
                              2001      2000     1999*      2001       2000**
                            --------  --------  --------  ---------  --------
Increase (decrease) in net
 assets from operations:
 Net investment income....  $ 2,063   $ 2,164   $ 1,113   $     --    $   104
 Realized gains (losses)..   (1,090)     (203)       91     (8,961)      (105)
 Change in unrealized
  appreciation
  (depreciation) during
  the period..............   (8,459)   (3,480)     (879)     2,871         18
                            -------   -------   -------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations...............   (7,486)   (1,519)      325     (6,090)        17
Policy transactions:
 Net premiums from
  policyholders...........   45,917     4,529    13,814    222,805      8,939
 Transfers to
  policyholders for
  benefits and
  terminations............   (1,982)   (1,388)       --    (53,251)    (2,747)
                            -------   -------   -------   --------    -------
Net increase in net assets
 resulting from policy
 transactions.............   43,935     3,141    13,814    169,554      6,192
                            -------   -------   -------   --------    -------
Total increase in net
 assets...................   36,449     1,622    14,139    163,554      6,209
Net assets at beginning of
 period...................   15,761    14,139        --      6,209         --
                            -------   -------   -------   --------    -------
Net assets at end of
 period...................  $52,210   $15,761   $14,139   $169,673    $ 6,209
                            =======   =======   =======   ========    =======




                                      FUNDAMENTAL          AIM V.I. VALUE
                                   GROWTH SUBACCOUNT         SUBACCOUNT
                                 ---------------------  ---------------------
                                    2001      2000**       2001        2000**
                                 ----------  ---------  -----------  --------
Increase (decrease) in net
 assets from operations:
 Net investment income.........  $      --   $  9,207   $    1,133    $   550
 Realized losses...............    (49,628)       (20)      (1,282)        (7)
 Change in unrealized
  depreciation during the
  period.......................    (10,636)    (8,739)     (19,270)      (709)
                                 ---------   --------   ----------    -------
Net increase (decrease) in net
 assets resulting from
 operations....................    (60,264)       448      (19,419)      (166)
Policy transactions:
 Net premiums from
  policyholders................    437,823    112,464    1,379,214     23,911
 Transfers to policyholders for
  benefits and terminations....   (169,475)   (18,902)    (330,488)      (759)
                                 ---------   --------   ----------    -------
Net increase in net assets
 resulting from
  policy transactions..........    268,348     93,562    1,048,726     23,152
                                 ---------   --------   ----------    -------
Total increase in net assets...    208,084     94,010    1,029,307     24,504
Net assets at beginning of
 period........................     94,010         --       24,504         --
                                 ---------   --------   ----------    -------
Net assets at end of period....  $ 302,094   $ 94,010   $1,953,811    $24,504
                                 =========   ========   ==========    =======




---------
 * From March 9, 1999 (commencement of operations).
 ** From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                    FIDELITY VIP          FIDELITY VIP II
                                  GROWTH SUBACCOUNT    CONTRAFUND SUBACCOUNT
                                ---------------------  ----------------------
                                   2001       2000*        2001        2000*
                                -----------  --------  ------------  --------
Increase (decrease) in net
 assets from operations:
 Net investment income........  $       --   $    --   $       299    $    --
 Realized losses..............     (22,794)      (20)       (4,273)       (10)
 Change in unrealized
  appreciation (depreciation)
  during the period...........      (2,000)   (1,647)       17,286         60
                                ----------   -------   -----------    -------
Net increase (decrease) in
 net assets resulting from
 operations...................     (24,794)   (1,667)       13,312         50
Policy transactions:
 Net premiums from
  policyholders...............   1,957,940    52,642     2,325,411     23,470
 Transfers to policyholders
  for benefits and
  terminations................    (534,703)     (290)   (1,370,372)      (275)
                                ----------   -------   -----------    -------
Net increase in net assets
 resulting from policy
 transactions.................   1,423,237    52,352       955,039     23,195
                                ----------   -------   -----------    -------
Total increase in net assets..   1,398,443    50,685       968,351     23,245
Net assets at beginning of
 period.......................      50,685        --        23,245         --
                                ----------   -------   -----------    -------
Net assets at end of period...  $1,449,128   $50,685   $   991,596    $23,245
                                ==========   =======   ===========    =======


                                 JANUS ASPEN GLOBAL       JANUS ASPEN WORLDWIDE
                                TECHNOLOGY SUBACCOUNT       GROWTH SUBACCOUNT
                               -----------------------  ------------------------
                                  2001         2000*       2001          2000*
                               ----------   ----------  ----------   -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.......   $     978    $   161   $      721     $      11
 Realized losses.............     (13,100)      (328)      (6,832)         (303)
 Change in unrealized
  appreciation
  (depreciation)
  during the period..........     (26,650)    (2,171)     (24,118)       (1,596)
                                ---------    -------   ----------     ---------
Net decrease in net
 assets resulting from
 operations..................     (38,772)    (2,338)     (30,229)       (1,888)
Policy transactions:
 Net premiums from
  policyholders..............     432,272     33,453      637,006        42,474
 Transfers to policyholders
  for benefits and
  terminations...............    (131,462)    (3,332)    (167,525)       (2,773)
                                ---------    -------   ----------     ---------
Net increase in net assets
 resulting from policy
 transactions................     300,810     30,121      469,481        39,701
                                ---------    -------   ----------     ---------
Total increase in net
 assets......................     262,038     27,783      439,252        37,813
Net assets at beginning of
 period......................      27,783         --       37,813            --
                                ---------    -------   ----------     ---------
Net assets at end of period..   $ 289,821    $27,783   $  477,065     $  37,813
                                =========    =======   ==========     =========

---------
* From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                            MFS NEW DISCOVERY SERIES   TEMPLETON INTERNATIONAL
                                   SUBACCOUNT                 SUBACCOUNT
                            -------------------------  ------------------------
                                2001         2000*         2001         2000*
                            -------------  ----------  ------------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)..................   $    4,478     $     1     $  2,295       $   (1)
 Realized gains (losses)..       (8,883)       (365)      13,798           --
 Change in unrealized
  appreciation
  (depreciation) during
  the period..............       18,620         (51)     (25,301)         298
                             ----------     -------     --------       ------
Net increase (decrease)
 in net assets resulting
 from operations..........       14,215        (415)      (9,208)         297
Policy transactions:
 Net premiums from
  policyholders...........    1,106,171       9,575      116,414        7,795
 Transfers to
  policyholders for
  benefits and
  terminations............     (669,227)     (4,105)     (24,947)        (110)
                             ----------     -------     --------       ------
Net increase in net
 assets resulting from
 policy transactions......      436,944       5,470       91,467        7,685
                             ----------     -------     --------       ------
Total increase in net
 assets...................      451,159       5,055       82,259        7,982
Net assets at beginning
 of period................        5,055          --        7,982           --
                             ----------     -------     --------       ------
Net assets at end of
 period...................   $  456,214     $ 5,055     $ 90,241       $7,982
                             ==========     =======     ========       ======



---------
 * From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,


                             V.A.        V.A.        V.A.       HEALTH
                           RELATIVE   FINANCIAL   STRATEGIC    SCIENCES    INTERNATIONAL
                            VALUE     INDUSTRIES    INCOME       FUND         EQUITY
                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ----------  ----------  ----------  ----------   -------------
                            2001*       2001*       2001*       2001*          2001*
                          ----------  ----------  ----------  ----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income..  $    153    $    873     $   764    $     --       $     15
 Realized gains
  (losses)..............     6,179       4,474          (5)        (88)          (553)
 Change in unrealized
  appreciation
  (depreciation)
  during the period.....    22,699        (697)       (339)       (465)           786
                          --------    --------     -------    --------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations.............    29,031       4,650         420        (553)           248
Policy transactions:
Net premiums from
 policyholders..........   312,005     182,998      37,148     275,806         41,902
 Transfers to
  policyholders for
  benefits and
  terminations..........   (96,377)    (14,329)     (4,900)    (62,674)       (13,327)
                          --------    --------     -------    --------       --------
Net increase in net
 assets resulting from
 policy transactions....   215,628     168,669      32,248     213,132         28,575
                          --------    --------     -------    --------       --------
Total increase in net
 assets.................   244,659     173,319      32,668     212,579         28,823
Net assets at
 beginning of period....        --          --          --          --             --
                          --------    --------     -------    --------       --------
Net assets at end of
 period.................  $244,659    $173,319     $32,668    $212,579       $ 28,823
                          ========    ========     =======    ========       ========




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,


                                       LARGE CAP   LARGE/MID CAP    SMALL CAP
                                       VALUE CORE      VALUE          VALUE
                                       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                       ----------  -------------   ----------
                                         2001*         2001*          2001*
                                       ----------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income..............   $    149     $      609     $    3,485
 Realized gains (losses)............       (115)         1,675         (4,533)
 Change in unrealized appreciation
  during the period.................      2,071         48,877         81,499
                                       --------     ----------     ----------
Net increase in net assets resulting
 from operations....................      2,105         51,161         80,451
Policy transactions:
 Net premiums from policyholders....    183,982      4,636,089      1,723,123
 Transfers to policyholders for
  benefits and terminations.........     (6,841)     2,881,118       (560,353)
                                       --------     ----------     ----------
Net increase in net assets resulting
 from policy transactions...........    177,141      7,517,207      1,162,770
                                       --------     ----------     ----------
Total increase in net assets........    179,246      7,568,368      1,243,221
Net assets at beginning of period...         --             --             --
                                       --------     ----------     ----------
Net assets at end of period.........   $179,246     $7,568,368     $1,243,221
                                       ========     ==========     ==========




                                       AIM V.I.   MFS INVESTORS   MFS RESEARCH
                                        GROWTH    GROWTH STOCK       SERIES
                                      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                      ----------  -------------   ------------
                                        2001*         2001*          2001*
                                      ----------  -------------  -------------

Increase (decrease) in net assets
 from operations:
 Net investment income (loss).......  $    306      $     --        $    --
 Realized losses....................      (465)       (3,728)          (249)
 Change in unrealized appreciation
  during the period.................     3,097         1,135          5,412
                                      --------      --------        -------
Net increase (decrease) in net
 assets resulting from operations...     2,938        (2,593)         5,163
Policy transactions:
 Net premiums from policyholders....   129,548       100,391         84,525
 Transfers to policyholders for
  benefits and termination..........    (4,456)      (55,051)        (4,421)
                                      --------      --------        -------
Net increase in net assets resulting
 from policy transactions...........   125,092        45,340         80,104
                                      --------      --------        -------
Total increase in net assets........   128,030        42,747         85,267
Net assets at beginning of period           --            --             --
                                      --------      --------        -------
Net assets at end of period.........  $128,030      $ 42,747        $85,267
                                      ========      ========        =======




---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. ORGANIZATION

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policy issued by JHVLICO. Currently, the Account funds the VLI Class #1, VLI Class #2, VLI MVL Medallion Class #4, MVL2 Medallion Class #5, VLI-U MVL EDGE Class #6 and VLI-U ELVIS Class #7. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Portfolios. Each portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:


                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
Large Cap Growth....................    7,181,683  $158,367,257   $111,623,458
Active Bond.........................   26,019,017   252,613,020    248,573,874
International Equity Index..........    1,454,719    23,603,145     17,563,825
Small Cap Growth....................    1,101,718    15,100,704     12,970,292
Global Balanced.....................      116,692     1,108,298        999,731
Mid Cap Growth......................    1,819,700    28,043,954     17,904,452
Large Cap Value.....................    1,180,945    16,722,981     16,715,532
Money Market........................   80,657,426    80,657,426     80,657,426
Small/Mid Cap Growth................    1,013,956    14,165,251     14,287,930
Real Estate Equity..................    1,206,277    16,490,241     16,341,194
Growth & Income.....................   61,686,070   924,512,568    736,048,393
Managed.............................   28,352,275     7,718,287    370,859,587
Short-Term Bond.....................      311,542     3,119,847      3,150,054
Small Cap Equity....................      479,511     3,976,255      4,215,482
International Opportunities.........      516,397     4,641,445      4,803,336
Equity Index........................    2,034,830    35,058,991     30,219,165
Global Bond.........................      210,176     2,135,618      2,046,671
Emerging Markets....................      224,715     1,413,964      1,446,803
Bond Index..........................      339,965     3,364,098      3,361,380
Small/Mid Cap Core..................      131,017     1,219,404      1,286,112
High Yield Bond.....................      201,969     1,381,896      1,379,445
Turner Core Growth..................       19,389       390,267        259,141
Brandes International Equity........       53,107       751,923        656,930
Frontier Capital Appreciation.......       55,037     1,090,888        931,777
Clifton Enhanced US Equity..........        3,850        65,029         52,211
Large Cap Aggressive Growth.........       20,901       166,785        169,674
Fundamental Growth..................       35,612       321,469        302,094
Aim V.I. Value......................       45,131     1,073,790      1,053,811
Fidelity VIP Growth.................       43,283     1,452,775      1,449,128
Fidelity VIP Contrafund.............       49,432       974,251        991,597
Janus Aspen Global Technology.......       71,035       318,642        289,821
Janus Aspen Worldwide Growth........       16,810       502,779        477,065
MFS New Discovery Series............       29,877       437,645        456,214
Templeton International.............        7,687       115,244         90,241
V.A. Relative Value.................       25,171       221,960        244,659
V.A. Financial Industries...........       11,904       174,016        173,319
V.A. Strategic Income...............        3,781        33,007         32,668
Health Sciences Fund................       21,674       213,044        212,579
International Equity................        3,817        28,037         28,823
Large Cap Value Core................       18,228       177,175        179,246
Large/Mid Cap Value.................      709,746     7,519,490      7,568,367
Small Cap Value.....................       90,346     1,161,722      1,243,221
Aim V.I. Growth.....................        7,821       124,933        128,030
MFS Investors Growth Stock..........        4,375        41,612         42,747
MFS Research Series.................        5,954        79,855         85,267

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:


SUBACCOUNT                                            PURCHASES       SALES
------------------------------------------------------------------------------
Large Cap Growth .................................   $10,824,132   $11,393,650
Active Bond.......................................    26,871,775    17,382,339
International Equity Index........................     4,540,375     4,202,114
Small Cap Growth .................................     7,456,764     4,650,307
Global Balanced...................................       552,056       447,369
Mid Cap Growth ...................................    12,753,516     6,333,007
Large Cap Value...................................    13,173,669     6,422,173
Money Market .....................................    71,569,085    57,051,861
Small/Mid Cap Growth..............................     5,239,930     4,185,193
Real Estate Equity ...............................    13,227,888     9,751,630
Growth & Income...................................    19,748,664    43,193,443
Managed...........................................    18,877,404    27,658,108
Short-Term Bond...................................     2,172,487       568,498
Small Cap Equity .................................     5,006,104     3,936,877
International Opportunities.......................    17,597,034    16,521,599
Equity Index .....................................    10,882,191     2,521,806
Global Bond.......................................       885,377       636,671
Emerging Markets .................................     8,184,170     7,729,385
Bond Index .......................................     2,979,489       681,456
Small/Mid Cap Core ...............................     1,487,792       679,957
High Yield Bond...................................     9,908,331     8,744,528
Turner Core Growth ...............................       105,032       136,316
Brandes International Equity......................       306,966       295,682
Frontier Capital Appreciation.....................       298,322       268,414
Clifton Enhanced US Equity........................        48,021         2,022
Large Cap Aggressive Growth.......................       192,127        22,572
Fundamental Growth ...............................       379,881       111,533
Aim V.I. Value ...................................     1,183,589       116,538
Fidelity VIP Growth...............................     1,548,124       114,597
Fidelity VIP Contrafund...........................       991,876        35,342
Janus Aspen Global Technology.....................       325,535        23,747
Janus Aspen Worldwide Growth......................       490,876        20,674
MFS New Discovery Series..........................       511,683        70,084
Templeton International...........................       122,960        11,146
V.A Relative Value ...............................       270,408        41,492
V.A. Financial Industries.........................       176,992         2,666
V.A. Strategic Income.............................        33,731           719
Health Sciences Fund..............................       216,590         3,458
International Equity..............................        35,602         7,012
Large Cap Value Core..............................       182,861         5,571
Large/Mid Cap Value...............................     7,788,156       270,341
Small Cap Value...................................     1,314,205       141,622
Aim V.I. Growth...................................       129,006         3,608
MFS Investors Growth Stock........................        96,193        50,853
MFS Research Series...............................        82,872         2,768

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

6. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                                       FOR THE YEAR AND PERIODS ENDED
                                                 AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                                          ---------------------------------------------------------------------------------------
                                                  UNIT FAIR VALUE               EXPENSES
                                                     LOWEST TO                   RATIO*      INVESTMENT           TOTAL
                                          UNITS       HIGHEST        ASSETS     LOWEST TO      INCOME           RETURN***
SUBACCOUNT                                (000S)                     (000S)      HIGHEST      RATIO**       LOWEST TO HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                            643   $53.31 to $58.93  $134,796  0.6% to 0.75%     0.25%     (18.02)% to 495.90%/c/
Active Bond                                 525    27.79 to 66.98    311,393   0.6 to 0.75      7.43        7.50 to 235.60/c/
International Equity Index                  351    17.91 to 19.15     20,602   0.6 to 0.75      2.11       (20.79) to 91.50/c/
Small Cap Growth                            877    14.72 to 15.23     12,970   0.6 to 0.75     --/a/       (13.11) to 52.30/c/
Global Balanced                              89    11.17 to 11.56      1,000       0.6          1.61        (6.99) to 15.60/c/
Mid Cap Growth                            1,252    14.25 to 14.71     17,904       0.6         --/a/       (37.22) to 47.10/c/
Large Cap Value                             907    18.27 to 18.90     16,716       0.6          1.83          0.66 to 89/c/
Money Market                              1,737    14.44 to 34.50     95,667   0.6 to 0.75      4.52         3.29 to 44.40/c/
Small/Mid Cap Growth                        648    21.98 to 23.00     14,288       0.6         --/a/          2.23 to 130/c/
Real Estate Equity                          207    30.60 to 32.43     18,855   0.6 to 0.75      5.34        5.12 to 224.30/c/
Growth & Income                           1,465   49.46 to 137.76    927,018   0.6 to 0.75      0.64       (15.96) to 498.80/c/
Managed                                   1,244    38.08 to 45.55    458,881   0.6 to 0.75      2.69       (3.40) to 355.50/c/
Short-Term Bond                             207    14.98 to 15.68      3,150       0.6          6.60         7.46 to 56.80/c/
Small Cap Equity                            394    10.67 to 11.04      4,215       0.6          0.07        (4.30) to 10.40/c/
International Opportunities                 443    10.81 to 11.18      4,803       0.6          1.01       (21.38) to 11.80/c/
Equity Index                              1,647    18.24 to 18.87     30,219       0.6          1.51       (12.48) to 88.60/c/
Global Bond                                 154    10.00 to 13.92      2,047       0.6          7.05        (2.00) to 37.20/c/
Emerging Markets                            198     7.29 to 7.46       1,447       0.6          0.34       (25.40)/c/ to (3.62)
Bond Index                                  270    12.31 to 12.58      3,361       0.6          6.79         7.04 to 25.80/c/
Small/Mid Cap Core                          114    11.19 to 11.44      1,286       0.6          0.48         0.53 to 14.40/c/
High Yield Bond                             151     9.09 to 9.29       1,379       0.6         10.95        (7.10)/c/ to 2.09
Turner Core Growth                           15    17.66 to 19.72        259       0.6          0.15        (24.04) to (23.60)
Brandes International Equity                 42    15.50 to 15.86        657       0.6          1.88        (13.26) to (12.78)
Frontier Capital Appreciation                42    22.23 to 23.88        932       --          --/a/         (1.81) to (1.64)
Clifton Enhanced US Equity                    5    10.25 to 13.90         52       0.6          6.38        (13.50) to (13.04)
Large Cap Aggressive Growth                  20         8.33             170       --          --/a/       (16.70)/c/ to (14.65)
Fundamental Growth                           30        10.16             302       --          --/a/       (32.22 ) to 1.60/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                                                                         FOR THE YEAR AND PERIODS ENDED
                                                     AT DECEMBER 31, 2001                       DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR             EXPENSES
                                                            VALUE                RATIO*                             TOTAL
                                                UNITS     LOWEST TO     ASSETS  LOWEST TO    INVESTMENT           RETURN***
SUBACCOUNT                                      (000S)     HIGHEST      (000S)   HIGHEST   INCOME RATIO**     LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
Aim V.I. Value                                    35        $29.72      $1,054     --%         0.15%       (12.59 )% to 197.20%/c/
Fidelity VIP Growth                               20        71.07        1,449     --          --/a/        (17.73 ) to 610.70/c/
Fidelity VIP Contrafund                           38        27.72          992     --          0.22         (12.36 ) to 177.20/c/
Janus Aspen Global Technology                     68         4.24          290     --          1.15          (57.60 ) to 47.10/c/
Janus Aspen Worldwide Growth                      74         6.46          477     --          0.40          (35.40 ) to (22.63)
MFS New Discovery Series                          28        16.49          456     --          --/a/         (5.01 ) to 64.90/c/
Templeton International                            4        21.12           90     --          3.71         (15.99 ) to 111.20/c/
V.A. Relative Value                               14        17.59          245     --          0.21/b/             75.90/c/
V.A. Financial Industries                         11        15.63          173     --          1.83/b/             56.30/c/
V.A. Strategic Income                              2        13.79           33     --          4.75/b/             37.90/c/
Health Sciences Fund                              22         9.81          213     --          --/a/              (1.90)/c/
International Equity                               4         8.03           29     0.6         0.16/b/            (19.70)/c/
Large Cap Value CORE                              17        10.37          179     --          0.65/b/             3.70/c/

Large/Mid Cap Value                              486    11.05 to 16.44   7,568     0.6         0.18/b/        10.50/c/ to 64.40
Small Cap Value                                   74        16.79        1,243     --          1.03/b/             67.90/c/
Aim V.I. Growth                                    6        20.77          128     --          0.51/b/            107.70/c/
MFS Investors Growth Stock                         4         9.97           43     --          --/a/              (0.30)/c/
MFS Research Series                                5          10            85     --          --/a/               86.70/c/



 *These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying portfolio are excluded.

 ** These amounts represent the dividends and policy loan income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

 *** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 a. Portfolio distributed no dividends during the year.

 b. From commencement of operations as follows (Investment income ratio is annualized):


  V.A. Relative Value                                                            May 17, 2001
  V.A. Financial Industries                                                      June 13, 2001
  V.A. Strategic Income                                                          May 14, 2001
  Health Sciences Fund                                                           June 20, 2001
  International Equity                                                           May 14, 2001
  Large Cap Value CORE                                                           June 27, 2001
  Large/Mid Cap Value                                                            June 13, 2001
  Small Cap Value                                                                May 14, 2001
  Aim V.I. Growth                                                                June 22, 2001
  MFS Investors Growth Stock                                                     June 13, 2001
  MFS Research Series                                                            July 23, 2001


 c. From commencement of operations as follows ($10 initial offering price):

  Large Cap Growth                                                               April 23, 2001
  Active Bond                                                                    April 23, 2001
  International Equity Index                                                     April 23, 2001
  Small Cap Growth                                                               April 23, 2001
  Global Balanced                                                                May 10, 2001
  Mid Cap Growth                                                                 April 17, 2001
  Large Cap Value                                                                April 17, 2001
  Money Market                                                                   March 30, 2001
  Small/Mid Cap Growth                                                           May 7, 2001
  Real Estate Equity                                                             April 24, 2001
  Growth & Income                                                                April 23, 2001
  Managed                                                                        April 17, 2001
  Short-Term Bond                                                                May 23, 2001
  Small Cap Equity                                                               April 17, 2001
  International Opportunities                                                    June 5, 2001
  Equity Index                                                                   April 23, 2001
  Global Bond                                                                    September 21, 2001
  Emerging Markets                                                               May 23, 2001
  Bond Index                                                                     April 26, 2001
  Small/Mid Cap Core                                                             June 25, 2001
  Turner Core Growth                                                             June 15, 2001
  Large Cap Aggressive Growth                                                    May 18, 2001
  Fundamental Growth                                                             July 30, 2001
  Aim V.I. Value                                                                 April 23, 2001
  Fidelity VIP Growth                                                            May 23, 2001
  Fidelity VIP Contrafund                                                        April 23, 2001
  Janus Aspen Global Technology                                                  May 12, 2001
  MFS New Discovery Series                                                       April 26, 2001
  Templeton International                                                        April 26, 2001
  V.A. Relative Value                                                            May 17, 2001
  V.A. Financial Industries                                                      June 13, 2001
  V.A. Strategic Income                                                          May 14, 2001
  Health Sciences Fund                                                           June 20, 2001
  International Equity                                                           May 14, 2001

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Large Cap Value CORE             June 27, 2001
  Large/Mid Cap Value              June 27, 2001
  Small Cap Value                  May 14, 2001
  Aim V.I. Growth                  June 22, 2001
  MFS Investors Growth Stock       June 13, 2001
  MFS Research Series              July 23, 2001

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.


 KEY WORD OR PHRASE ..................PAGE

Account ..............................  29
attained age .........................  10
beneficiary ..........................  36
business day .........................  30
cash value ...........................   8
charges ..............................   9
Code .................................  32
cost of insurance rates ..............  10
date of issue ........................  30
death benefit ........................   5
deductions ...........................   9
dividends ............................   8
expenses of the Series Fund ..........  10
Fixed Extended Term ..................   7
full surrender .......................  12
fund .................................   2
grace period .........................   6
guaranteed minimum death benefit .....  13
insurance charge .....................  10
insured person .......................   5
investment options ...................   1
JHVLICO ..............................  29
John Hancock Variable Series Trust ...   2
lapse ................................   6
loan .................................  12
loan interest ........................  12
monthly deduction date ...............  30


 KEY WORD OR PHRASE                   PAGE

mortality and expense risk charge ....  10
optional benefits charge .............   9
owner ................................   5
Paid-Up Whole Life ...................   7
partial surrender ....................  12
payment options ......................  14
policy anniversary ...................  30
policy year ..........................  30
premium; premium payment .............   6
prospectus ...........................   3
receive; receipt .....................  16
reinstate; reinstatement .............   6
SEC ..................................   2
Separate Account U ...................  29
Servicing Office .....................   2
special loan account .................  13
subaccount ...........................  29
Sum Insured ..........................  13
surrender ............................   5
surrender value ......................  12
tax considerations ...................  32
telephone transfers ..................  16
transfers of cash value ..............  11
variable investment options ..........   1
Variable Sum Insured .................  13
we; us ...............................  29
you; your ............................   5